            As filed with the U.S. Securities and Exchange Commission
                              on February 23, 1998


                        Securities Act File No. 33-12344
                    Investment Company Act File No. 811-5041

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]

                         Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 19 [x]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT of 1940 [x]


                              Amendment No. 22 [x]


                        (Check appropriate box or boxes)

                    Warburg, Pincus Capital Appreciation Fund
               (Exact Name of Registrant as Specified in Charter)

            466 Lexington Avenue
            New York, New York                              10017-3147
   (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 878-0600


                               Mr. Eugene P. Grace
                    Warburg, Pincus Capital Appreciation Fund
                              466 Lexington Avenue
                          New York, New York 10017-3147
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                          New York, New York 10022-4677



         Approximate Date of Proposed Public Offering: February 27, 1998

It is proposed that this filing will become effective (check appropriate box):


[ ]  immediately upon filing pursuant to paragraph (b)



[X]  on February 27, 1998 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to
         paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:  Common Stock, par value $.001.

                    WARBURG, PINCUS CAPITAL APPRECIATION FUND

                                    FORM N-1A

                              CROSS REFERENCE SHEET


                                                                      Heading for the
Part A                                                             Common Shares and the
Item No.                                                        Advisor Shares Prospectuses*
--------                                                        ----------------------------

1.     Cover Page                                               Cover Page

2.     Synopsis                                                 The Funds' Expenses

3.     Condensed Financial Information
                                                                Financial Highlights

4.     General Description of Registrant
                                                                Cover Page; Investment Objectives and Policies;
                                                                Portfolio Investments; Risk Factors and Special
                                                                Considerations; Certain Investment Strategies;
                                                                Investment Guidelines; General Information

5.     Management of the Fund                                   Management of the Funds

6.     Capital Stock and Other Securities
                                                                General Information
7.     Purchase of Securities Being Offered
                                                                How to Open an Account;
                                                                How to Purchase Shares;
                                                                Net Asset Value

8.     Redemption or Repurchase                                 How to Redeem and Exchange Shares

9.     Legal Proceedings                                        Not applicable




-----------------


* With respect to the Advisor Prospectus, all references to "the Funds" in this cross reference sheet should be read as "the Fund."

Part B                                                          Heading in Statement of
Item No.                                                        Additional Information
--------                                                        ----------------------
10.    Cover Page                                               Cover Page

11.    Table of Contents                                        Contents

12.    General Information and
       History                                                  Management of the Funds; Notes to Financial
                                                                Statements; See Prospectuses--"General Information"

13.    Investment Objectives and Policies                       Investment Objectives; Investment Policies;


14.    Management of the
       Registrant                                               Management of the Funds

15.    Control Persons and
       Principal                                                Holders of Securities; Management of the Funds;
                                                                Miscellaneous; See Prospectuses--"General
                                                                Information"

16.    Investment Advisory and Other Services                   Management of the Funds; See
                                                                Prospectuses--"Management of the Funds"


17.    Brokerage Allocation                                     Investment Policies; See Prospectus--"Portfolio
                                                                Transactions and Turnover Rate"

18.    Capital Stock and Other                                  Management of the Funds-- Organization of the
                                                                Funds; See Prospectuses-- "General Information"

19.    Purchase, Redemption and Pricing of Securities
       Being Offered                                            Additional Purchase and Redemption Information; See
                                                                Prospectuses--"How to Open an Account", "How to
                                                                Purchase Shares", "How to Redeem and Exchange
                                                                Shares" and "Net Asset Value"


20.    Tax Status                                               Additional Information

                                                                Concerning Taxes; See
                                                                Prospectuses-- "Dividends, Distributions and Taxes"

21.    Underwriters                                             Investment Policies--Portfolio Transactions; See
                                                                Prospectuses-- "Management of the Funds" and
                                                                "Shareholder Servicing"

22.    Calculation of Performance
       Data                                                     Determination of Performance

23.    Financial Statements                                     Report of Independent Accountants; Financial
                                                                Statements





Part C



         Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement

                                   PROSPECTUS


                               February 27, 1998


                                 WARBURG PINCUS
                           CAPITAL APPRECIATION FUND

                                       -

                                 WARBURG PINCUS

                        GLOBAL POST-VENTURE CAPITAL FUND


                                       -


                                 WARBURG PINCUS


                              HEALTH SCIENCES FUND


                                       -


                                 WARBURG PINCUS

                              STRATEGIC VALUE FUND

                                      LOGO

PROSPECTUS                                                     February 27, 1998


Warburg Pincus Funds is a family of open-end mutual funds that offer investors a variety of investment opportunities. Four funds are described in this
Prospectus:



WARBURG PINCUS CAPITAL APPRECIATION FUND seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of domestic companies.



WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND seeks long-term growth of capital. The Fund will pursue its objective by investing primarily in equity securities of U.S. and foreign issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.



WARBURG PINCUS HEALTH SCIENCES FUND seeks capital appreciation by investing in equity and debt securities of companies that are principally engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed "health sciences"). The Fund intends to invest at least 80% of its total assets in equity securities of health sciences companies. THE FUND WILL CEASE OFFERING ITS SHARES TO NEW INVESTORS WHEN TOTAL ASSETS REACH $150 MILLION.



WARBURG PINCUS STRATEGIC VALUE FUND seeks capital appreciation. The Fund will pursue its investment objective by investing in companies and market sectors that are considered to be relatively undervalued.



Because of the nature of the Global Post-Venture Capital Fund's investments and certain strategies it may use, an investment in the Fund involves certain risks and may not be appropriate for all investors.


NO LOAD CLASS OF COMMON SHARES
--------------------------------------------------------------------------------

Common Shares that are "no load" is offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSource(TM) Program; Fidelity Brokerage Services, Inc. FundsNetwork(TM) Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc.


LOW MINIMUM INVESTMENT
--------------------------------------------------------------------------------

The minimum initial investment in each Fund is $2,500 ($500 for an IRA or Uniform Transfers/Gifts to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See "How to Purchase Shares."


This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Funds at (800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling Warburg Pincus Funds at (800) 927-2874. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES
--------------------------------------------------------------------------------

  Each of Warburg Pincus Capital Appreciation Fund (the "Capital Appreciation Fund"), Warburg Pincus Global Post-Venture Capital Fund (the "Global Post-Venture Capital Fund") and Warburg Pincus Strategic Value Fund (the "Strategic Value Fund") currently offers two separate classes of shares: Common Shares and Advisor Shares. Although authorized to offer Common Shares and Advisor Shares, Warburg Pincus Health Sciences Fund (the "Health Sciences Fund") currently offers only Common Shares. For a description of Advisor Shares see "General Information." Common Shares of each Fund (except the Capital Appreciation Fund) pay the Fund's distributor a 12b-1 fee. See "Management of the Funds -- Distributor."



                                                                       Global
                                                      Capital       Post-Venture     Health     Strategic
                                                    Appreciation      Capital       Sciences      Value
                                                        Fund            Fund          Fund        Fund
                                                    ------------    ------------    --------    ---------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)............          0               0             0            0
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees................................        .70%            .40%          .63%         .49%
  12b-1 Fees.....................................          0             .25%          .25%         .25%
  Other Expenses.................................        .31%           1.01%          .71%         .71%
                                                       -----           -----         -----        -----
  Total Fund Operating Expenses (after fee
    waivers)+....................................       1.01%*          1.66%*        1.59%        1.45%
                                                       =====           =====         =====        =====
EXAMPLE
  You would pay the following expenses on a
  $1,000 investment, assuming (1) 5% annual
  return and (2) redemption at the end of each
  time period:
   1 year........................................       $ 10            $ 17          $ 16        $  15
   3 years.......................................       $ 32            $ 52          $ 50        $  46
   5 years.......................................       $ 56            $ 90          $ 87        $  79
  10 years.......................................       $124            $197          $189        $ 174


--------------------------------------------------------------------------------

+ Annual Fund Operating Expenses for the Funds are based on actual expenses for the fiscal year ended October 31, 1997, net of any applicable fee waivers or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Global Post-Venture Capital, Health Sciences and Strategic Value Funds would have equaled 1.25%, 1.00% and 1.00%, respectively; Other Expenses would have equaled 6.64%, 2.17% and 2.62%, respectively; and Total Fund Operating Expenses would have equaled 8.14%, 3.42% and 3.87%, respectively. The investment adviser and co-administrator are under no obligation to continue waivers and/or reimbursements.



* Operating expenses for the Capital Appreciation Fund and Global Post-Venture Capital Fund were each reduced by .01% for the fiscal year ended October 31, 1997 as a result of certain arrangements that served to offset portions of the Funds' transfer agent expense. After reflecting these arrangements, "Total Fund Operating Expenses (after fee waivers)" for these Funds were 1.00% and 1.65%, respectively, for the fiscal year ended October 31, 1997.


                          ----------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a Common Shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Common Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of each Fund other than the Capital Appreciation Fund may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


  The following information regarding each Fund for the five fiscal years ended October 31, 1997 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 19, 1997 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' annual report, dated October 31, 1997, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 927-2874.


CAPITAL APPRECIATION FUND


                                                                 For the Year Ended October 31,
                        --------------------------------------------------------------------------------------------------------
                         1997       1996       1995       1994       1993       1992       1991       1990       1989       1988
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...............  $17.95     $16.39     $14.29     $15.32     $13.30     $12.16      $9.78     $11.48      $9.47      $7.74
                        ------     ------     ------     ------     ------     ------     ------     ------     ------      -----
 Income from
   Investment
   Operations:
 Net Investment Income
   (Loss).............    0.11       0.08       0.04       0.04       0.05       0.04       0.15       0.20        0.1       0.17
 Net Gains (Loss) from
   Securities and
   Foreign Currency
   Related Items (both
   realized and
   unrealized)........    4.93       3.53       3.08       0.17       2.78       1.21       2.41      (1.28)      2.15       1.70
                        ------     ------     ------     ------     ------     ------     ------     ------     ------      -----
 Total from Investment
   Operations.........    5.04       3.61       3.12       0.21       2.83       1.25       2.56      (1.08)      2.34       1.87
                        ------     ------     ------     ------     ------     ------     ------     ------     ------      -----
 Less Distributions
 Dividends from net
   investment
   income.............   (0.10)     (0.01)     (0.04)     (0.05)     (0.05)     (0.06)     (0.18)     (0.21)     (0.19)     (0.14)
 Distributions from
   realized gains.....   (1.80)     (2.04)     (0.98)     (1.19)     (0.76)     (0.05)      0.00      (0.41)     (0.14)      0.00
                        ------     ------     ------     ------     ------     ------     ------     ------     ------      -----
 Total
   Distributions......   (1.90)     (2.05)     (1.02)     (1.24)     (0.81)     (0.11)     (0.18)     (0.62)     (0.33)     (0.14)
                        ------     ------     ------     ------     ------     ------     ------     ------     ------      -----
NET ASSET VALUE, END
 OF PERIOD............  $21.09     $17.95     $16.39     $14.29     $15.32     $13.30     $12.16      $9.78     $11.48      $9.47
                        ======     ======     ======     ======     ======     ======     ======     ======     ======      =====
Total Return..........   30.98%     24.67%     24.05%      1.65%     22.19%     10.40%     26.39%    (10.11%)    25.42%     24.31%
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets, End of
 Year
 (000s).............. $587,091   $407,707   $235,712   $159,346   $159,251   $117,900   $115,191    $76,537    $56,952    $29,351
Ratios to Average
 Daily Net Assets:
 Operating expenses...    1.01%@     1.04%@     1.12%      1.05%      1.01%      1.06%      1.08%      1.04%      1.10%      1.07%
 Net investment
   income.............     .54%       .59%       .31%       .26%       .30%       .41%      1.27%      2.07%      1.90%      2.00%
 Decrease reflected in
   above operating
   expense ratios due
   to waivers/
   reimbursements.....     .00%       .00%       .00%       .01%       .00%       .01%       .00%       .01%       .08%       .91%
Portfolio Turnover
 Rate.................  238.11%    170.69%    146.09%     51.87%     48.26%     55.83%     39.50%     37.10%     36.56%     33.16%
Average Commission
 Rate#...............  $0.0595    $0.0595        --         --         --         --         --         --         --         --


--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .01% for the years ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.00% and 1.03% for the years ended October 31, 1997 and 1996, respectively.


# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

GLOBAL POST-VENTURE CAPITAL FUND



                                                                                                    For the Period
                                                                                                  September 30, 1996
                                                                                                   (Commencement of
                                                                                  For the            Operations)
                                                                                 Year Ended            through
                                                                              October 31, 1997     October 31, 1996
                                                                              ----------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................................        $9.86               $10.00
                                                                                   -------              -------
 Income from Investment Operations:
 Net Investment Income (Loss)................................................        (0.13)                0.00
 Net Gains (Loss) from Securities and Foreign Currency Related Items (both
   realized and unrealized)..................................................         1.42                (0.14)
                                                                                   -------              -------
 Total from Investment Operations............................................         1.29                (0.14)
                                                                                   -------              -------
 Less Distributions:
 Dividends from net investment income........................................         0.00                 0.00
 Distributions from realized gains...........................................         0.00                 0.00
                                                                                   -------              -------
 Total Distributions.........................................................         0.00                 0.00
                                                                                   -------              -------
NET ASSET VALUE, END OF PERIOD...............................................       $11.15                $9.86
                                                                                   =======              =======
Total Return.................................................................        13.08%               (1.40%)+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s).............................................       $3,197               $3,007
Ratios to Average Daily Net Assets:
 Operating expenses..........................................................         1.66%@                165%*@
 Net investment loss.........................................................         (.96%)               (.20%)*
 Decrease reflected in above operating expense ratios due to
   waivers/reimbursements....................................................         6.48%               21.71%*
Portfolio Turnover Rate......................................................       207.25%                5.85%+
Average Commission Rate#.....................................................      $0.0504              $0.0323


--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .00%, for the years ending October 31, 1997 and October 31, 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.65% and 1.65% for the years ended October 31, 1997 and 1996, respectively.


# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


+ Non-annualized.


* Annualized.



HEALTH SCIENCES FUND



                                                                                                For the Period
                                                                                               December 31, 1996
                                                                                               (Commencement of
                                                                                                  Operations)
                                                                                                    through
                                                                                               October 31, 1997
                                                                                               -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................................................         $10.00
                                                                                                      -----
 Income from Investment Operations:
 Net Investment Loss........................................................................         (0.02)
 Net Gain on Securities (both realized and unrealized)......................................           2.24
                                                                                                      -----
 Total from Investment Operations...........................................................           2.22
                                                                                                      -----
 Less Distributions
 Dividends from net investment income.......................................................           0.00
 Distributions from realized gains..........................................................           0.00
                                                                                                      -----
 Total Distributions........................................................................           0.00
                                                                                                      -----
NET ASSET VALUE, END OF PERIOD..............................................................         $12.22
                                                                                                      =====
Total Return................................................................................          22.20%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)............................................................        $18,246
Ratios to Average Daily Net Assets:
 Operating expenses.........................................................................           1.59%@*
 Net investment loss........................................................................           (.24%)*
 Decrease reflected in above operating expense ratio due to waivers/reimbursements..........           1.83%*
Portfolio Turnover Rate.....................................................................         159.57%+
Average Commission Rate#....................................................................        $0.0580


--------------------------------------------------------------------------------

@ Interest earned on univested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.


+ Non-annualized.


* Annualized.


# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

STRATEGIC VALUE FUND



                                                                                               For the Period
                                                                                              December 31, 1996
                                                                                              (Commencement of
                                                                                                 Operations)
                                                                                                   through
                                                                                              October 31, 1997
                                                                                              -----------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................           $10.00
                                                                                                      -----
 Income from Investment Operations:
 Net Investment Income....................................................................             0.02
 Net Gain on Securities (both realized and unrealized)....................................             1.55
                                                                                                      -----
 Total from Investment Operations.........................................................             1.57
                                                                                                      -----
 Less Distributions:
 Dividends from Net Investment Income.....................................................             0.00
 Distributions from Realized Gains........................................................             0.00
                                                                                                      -----
 Total Distributions......................................................................             0.00
                                                                                                      -----
NET ASSET VALUE, END OF PERIOD............................................................           $11.57
                                                                                                      =====
Total Return..............................................................................            15.70%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)..........................................................          $12,108
Ratios to Average Daily Net Assets:
 Operating expenses.......................................................................             1.45%@*
 Net investment income....................................................................              .26%*
 Decrease reflected in above operating expense ratio due to waivers/reimbursements........             2.42%*
Portfolio Turnover Rate...................................................................           277.99%+
Average Commission Rate#..................................................................          $0.0556


--------------------------------------------------------------------------------

@ Interest earned on univested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.


+ Non-annualized.


* Annualized.


# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Funds may make.

CAPITAL APPRECIATION FUND

  The Capital Appreciation Fund seeks long-term capital appreciation. The Fund is a diversified management investment company that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of domestic companies. The Fund will ordinarily invest substantially all of its total assets -- but no less than 80% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks (collectively, "equity securities"). Depositary receipts relating to equity securities will also be considered equity securities for purposes of this investment policy.


  Warburg Pincus Asset Management, Inc., the Funds' investment adviser ("Warburg"), will attempt to identify sectors of the market and companies within market sectors that it believes will outperform the overall market. Warburg also seeks to identify themes or patterns it believes to be associated with high growth potential firms, such as significant fundamental changes

(including senior management changes), generation of a large free cash flow or company share repurchase programs.

  The Fund seeks to invest in companies that Warburg believes can be purchased at a reasonable price for their projected growth, analyzing such factors as growth rate, including revenue, earnings and unit sales; cash flow; return on equity; debt/equity ratio; and owner management. Warburg also seeks to identify growth opportunities and sustainable growth prospects, such as a dynamic of change or the development of proprietary products and services.


GLOBAL POST-VENTURE CAPITAL FUND



  Because of the nature of the Fund's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Fund should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.


  The Global Post-Venture Capital Fund seeks long-term growth of capital. The Fund is a diversified management investment company that pursues an aggressive investment strategy. The Global Post-Venture Capital Fund pursues its investment objective by investing primarily in equity securities of U.S. and foreign issuers considered by Warburg, the Fund's investment adviser, to be in their post-venture capital stage of development. The Fund intends to invest in post-venture capital companies, as defined below, traded on national securities exchanges and in over-the-counter markets and other public markets in various developed countries as well as emerging securities markets.


  Although the Fund may invest up to 10% of its assets in venture capital and other investment funds, the Fund is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of "post-venture capital companies" which are located in at least three countries, including the United States. A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), whichever is later, will have been made within ten years prior to the Fund's purchase of the company's securities. The Fund currently intends to invest at least 35% of its total assets in non-U.S. post-venture capital and other companies. A company will be considered to be located in the country where (i) the company is organized, (ii) where its principal business activities are conducted and where at least 50% of its revenues or profits from goods produced and sold are derived, investments are made or services are performed or (iii) where the principal trading market for the company's securities is located.


  Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average, the

Fortune 500 or the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Outside of the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.


  Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater, Portfolio Manager of the Fund, regularly monitors portfolio companies whose securities are held by over 250 of the larger domestic venture capital funds. Ms. Dater has managed post-venture equity securities in separate accounts for institutions since 1989 and currently manages over $1 billion of such assets for investment companies and other institutions. Robert Janis is an Associate Portfolio Manager and Research Analyst for the Fund. Harold Ehrlich, an Associate Portfolio Manager and Research Analyst for the Fund, is also an Associate Portfolio Manager and Research Analyst for the Warburg Pincus International Equity Fund and other international Warburg Pincus Funds. Warburg's international equity management team manages over $5 billion in assets for investment companies and separate accounts. Managers travel world-wide to meet with corporate management as well as government and economic leaders. The managers evaluate each company's value as a going concern as if they were buying the company itself, an approach similar to that employed by venture capital and post-venture capital investors.


  PRIVATE FUND INVESTMENTS. Up to 10% of the Fund's assets may be invested in U.S. or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Fund's sub-investment adviser with respect to

Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Fund's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Fund's investments in Private Funds are limited to a maximum of 10% of the Fund's assets, these investments are highly speculative and volatile and may produce gains or losses in this portion of the Fund that exceed those of the Fund's other holdings and of more mature companies generally.


  Because Private Funds generally are investment companies for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and will involve the risks described under "Risk Factors and Special Considerations -- Non-Publicly Traded Securities; Rule 144A Securities." In valuing the Fund's holdings of interests in Private Funds, the Fund will be relying on the most recent reports provided by the Private Funds themselves prior to calculation of the Fund's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See "Net Asset Value." Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Services ("S&P"). Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see "Investment Policies -- Below Investment Grade Debt Securities" in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see "Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies" in the Statement of Additional Information.


  The Fund may also hold non-publicly traded equity securities of companies in the venture capital and post-venture capital stages of development, such as those of closely-held companies or private placements of public companies. The portion of the Fund's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Fund's illiquid assets, including Private Funds and other non-publicly traded securities, may not exceed 15% of the Fund's net assets.

  OTHER STRATEGIES. The Fund will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized over-the-counter market, such as The Nasdaq Stock Market, Inc., and the Japan Securities Dealers Association Automated Quotation System ("JASDAQ"), the European Association of Securities Dealers Automated Quotation ("Easdaq") and the U.K. Alternative Investment Market ("AIM"). The Fund may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies. The Fund may invest, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist. For temporary defensive purposes, such as during times of international political or economic uncertainty, all of the Fund's investments may be made temporarily in the United States.


  Warburg believes that opportunities for growth of capital exist in post-venture capital securities across global markets and that the Fund will provide access to those opportunities. To attempt to reduce risk, the Fund will diversify its investments over a broad range of issuers operating in a variety of industries and in various countries. Although the Fund may invest anywhere in the world, the Fund will not be invested in all countries at all times depending upon available investments, market conditions and other factors. The Fund may hold securities of companies of any size, and will not limit capitalization of companies in which it selects to invest. However, due to the nature of the venture capital to post-venture cycle, the Fund anticipates that the average market capitalization of companies in which the Fund invests will be less than $1 billion at the time of investment. Equity securities in which the Fund will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Fund may engage in a variety of strategies to reduce risk or seek to enhance return, including currency hedging and engaging in short selling (see "Certain Investment Strategies").



HEALTH SCIENCES FUND


  Warburg believes that the aging of the population in the United States and other industrialized nations will have a fundamental impact on financial markets. The Health Sciences Fund is designed to enable investors to participate in the opportunities that changing demographic forces can be expected to create as health sciences companies respond to the challenges ahead.


  The Fund's investment objective is capital appreciation. The Fund is a diversified management investment company. The Fund intends to invest at least 80% of its total assets in equity securities of health sciences companies, and under normal market conditions will invest at least 65% of its assets in equity and debt securities of health science companies. Equity securities are common stocks, preferred stocks, warrants and securities convertible into or exchangea-ble for common stocks. Health sciences companies are companies that are principally engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed "health sciences"). A company is considered to be "principally engaged" in health sciences when at least 50% of its assets are committed to, or at least 50% of its revenues or operating profits are derived from, the activities described in the previous sentence. A company will also be considered "principally engaged" in health sciences if, in the judgment of Warburg, that company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in a health sciences business and (a) the company holds itself out to the public as being primarily engaged in a health sciences business, and (b) a substantial percentage of the company's expenses are related to a health sciences business and these expenses exceed revenues from non-health sciences businesses.


  Warburg believes that health sciences companies can be divided into four major categories: (1) Buyers, notably HMOs; (2) Providers, including doctors and group practices, and also services, including hospitals and nursing homes; (3) Suppliers, including pharmaceuticals, equipment and devices; and (4) Innovators, including biotechnology, gene therapy and drug delivery systems. Warburg believes that active management of the Fund's portfolio among these categories provides more diversification than a focus on any one category. The Fund may invest in a variety of businesses in these categories, which may include:


     Alternative Site Health Care Delivery


     Biotechnology


     Dental Products


     Diagnostic and Therapeutic Laboratory Supplies and Equipment


     Environmental Products and Services


     Health Care Information Systems


     Health Care, Life Sciences Pharmaceutical and Dental Products
       Distribution


     Health Care REITs


     Hospital Management


     Hospital Supply and Medical Device Technology


     Long-Term Care, Sub-Acute Care, Rehabilitation Services and Home


       Health Care


     Managed Care: HMOs


     Managed Care: Specialty Cost Containment


     Medical, Diagnostic and Biochemical Research and Development


     Nutrition and Food


     Personal Care and Cosmetics


     Pharmaceuticals (including Generics)


     Physician Practice Management


     Retail Drug and Other Health Stores


     Vendors to Health Sciences Companies

  The Fund intends to concentrate its investments in health sciences companies in three industries: services, pharmaceuticals and medical devices. The Fund will, under normal market conditions, invest at least 25% of its total assets in the aggregate in these three industries. This policy may expose the Fund to greater risk than a health sciences fund that invests more broadly among industries.


  The Fund may invest in companies of any size and may invest up to 35% of its assets in foreign securities.



STRATEGIC VALUE FUND


  The Strategic Value Fund seeks capital appreciation. The Fund will pursue its investment objective by investing in companies and market sectors that Warburg considers to be relatively undervalued. The Fund is a diversified management investment company that pursues its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities, including common stock, preferred stock, warrants and securities convertible into or exchangeable for common stock. Warburg will seek to identify and invest in companies which, in its opinion, are (i) undervalued or (ii) which may themselves not be undervalued but which are in sectors which are undervalued as a whole. Warburg will use various quantitative measures as a tool to identify appropriate investment opportunities and the timing of sales. However, these measures will not be applied rigidly but will be used as part of an active portfolio management strategy. In implementing its investment strategy, the Fund may take positions that are different from or inconsistent with those taken by other mutual funds.


  Warburg will determine whether a company or a market sector is undervalued based on a variety of measures, including price/earnings ratio, price/ book ratio, price/cash flow ratio, earnings growth, debt/capital ratio and absolute and relative price history in relation to its peer group and to the market. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered.


  The Fund may hold securities of companies of any size, including securities of companies with market capitalizations of less than $500 million, and may invest without limit in the securities of issuers which have been in continuous operation for less than three years. The Fund may hold from time to time various foreign currencies pending investment in foreign securities or conversion into U.S. dollars, but does not currently intend to invest more than 20% of its assets in securities of foreign issuers. The Fund may also purchase without limit dollar-denominated American Depository Receipts ("ADRs"). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities.


PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

  DEBT SECURITIES. Each Fund may invest up to 20% of its total assets in debt securities (in each case other than money market obligations) and, in the case of the Health Sciences and Strategic Value Funds, they may do so for the purpose of seeking capital appreciation. In the case of the Health Sciences and Strategic Value Funds, these debt securities may be rated below investment grade. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.


  When Warburg believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. For a description of the risks associated with lower-rated securities, see "Risk Factors and Special Considerations."


  MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

  Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors or Board of Trustees as applicable (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.


  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

  U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether a Fund should continue to hold the securities.

  WARRANTS. Each Fund may invest up to 10% (15% in the case of the Health Sciences Fund) of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.


RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Fund's investments, see "Portfolio Investments" and "Certain Investment Strategies."


  EMERGING GROWTH AND SMALLER COMPANIES; UNSEASONED ISSUERS. Investing in securities of emerging growth, small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of emerging growth companies, small- and medium-sized companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Boards will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.


  Non-publicly traded securities (including interests in Rule 144A Securities and, with respect to the Global Post-Venture Capital Fund, Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.


  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.


  BELOW INVESTMENT GRADE SECURITIES. There are certain factors associated with securities rated below investment grade. The Fund may invest in securities rated as low as C by Moody's or D by S&P. The Fund may invest in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to be in default upon maturity or payment date.


  Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, the Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Fund's ability to dispose of particular issues and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's shares and calculating their respective net asset values.


  For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information.


  HEALTH SCIENCES COMPANIES. An investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in a broader mix of issuers. Companies engaged in biotechnology, drugs and medical devices are affected by, among other things, limited patent duration, intense competition, obsolescence brought about by rapid technological change and regulatory requirements. In addition, many health sciences companies are smaller and less seasoned, suffer from inexperienced management, offer limited product lines (or may not yet offer products), and may have persistent losses or erratic revenue patterns. Securities of these smaller companies may have more limited marketability and, thus, may be more volatile. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. There is also typically less publicly available information concerning smaller companies than for larger, more established ones.


  Other health sciences companies, including pharmaceutical companies, companies undertaking research and development, and operators of health care facilities and their suppliers are subject to government regulation, prod-uct or service approval and, with respect to medical devices, the receipt of necessary reimbursement codes, which could have a significant effect on the price and availability of such products and services, and may adversely affect the revenues of these companies. These companies are also susceptible to product liability claims and competition from manufacturers and distributors of generic products. Companies engaged in the ownership or management of health care facilities receive a substantial portion of their revenues from federal and state governments through Medicare and Medicaid payments. These sources of revenue are subject to extensive regulation and government appropriations to fund these expenditures are under intense scrutiny. Numerous federal and state legislative initiatives are being considered that seek to control health care costs and, consequently, could affect the profitability and stock prices of companies engaged in the health sciences.


  SECTOR CONCENTRATION. At times the Strategic Value Fund may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the financial services sector. The Fund will only concentrate its investments in a particular market sector if Warburg believes the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Fund concentrates its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector.


PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------

  A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. High portfolio turnover rates (100% or more) may result in dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.


  All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ("Counsellors Securities"). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

  Although there is no intention of doing so during the coming year, each Fund is authorized to lend portfolio securities, to enter into reverse repurchase agreements and dollar rolls, to purchase when-issued securities (except for the Global Post-Venture Capital Fund) and enter into delayed-delivery transactions (except for the Strategic Value Fund) and (in the case of the Strategic Value
Fund) to enter into forward currency transactions. Detailed information concerning each Fund's strategies and related risks is contained below and in the Statement of Additional Information.


STRATEGIES AVAILABLE TO ALL FUNDS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (limited to 20% and 35% in the case of the Capital Appreciation and Health Sciences Funds, respectively). There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.


  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with ADRs, European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.


  OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.


  Securities Options and Stock Index Options. Each Fund may write covered call and (except for the Capital Appreciation Fund) covered put options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The Capital Appreciation Fund may utilize up to 2% of its assets to purchase U.S. exchange-traded and over-the-counter ("OTC") options; the Global Post-Venture Capital Fund and Health Sciences Fund may each utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as OTC options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
  Futures Contracts and Related Options. Each Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

  Currency Exchange Transactions. The Funds will conduct their currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. The Capital Appreciation and Health Sciences Funds will only engage in currency exchange transactions for hedging purposes.


  Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccu-rate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

  Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.


  Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities, indexes and currencies; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



STRATEGIES AVAILABLE TO THE GLOBAL POST-VENTURE CAPITAL,


HEALTH SCIENCES AND STRATEGIC VALUE FUNDS


  SHORT SELLING. The Funds may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's assets.


  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.


  A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that
(a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.


  Short Sales Against the Box. The Funds may enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.



STRATEGY AVAILABLE TO THE GLOBAL POST-VENTURE CAPITAL AND STRATEGIC VALUE FUNDS


  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates. The Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.


  The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.



STRATEGY AVAILABLE TO THE STRATEGIC VALUE FUND


  ZERO COUPON SECURITIES. The Fund may invest without limit in "zero coupon securities." Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. In addition, the Fund's investments in zero coupon securities will result in special tax consequences, which are described below under "Dividends, Distributions and Taxes -- Taxes."


INVESTMENT GUIDELINES
--------------------------------------------------------------------------------

  Each Fund may invest up to 15% of its net assets (10% of total assets in the case of the Capital Appreciation Fund) in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 30% of its total assets (10% in the case of the Capital Appreciation Fund), and may pledge its assets (up to 10% in the case of the Capital Appreciation Fund) to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's total assets (net assets in the case of the Global Post-Venture Capital Fund), the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

  INVESTMENT ADVISER. Each Fund employs Warburg as its investment adviser and the Global Post-Venture Capital Fund employs Abbott as its sub-investment adviser. Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund, places orders to purchase or sell securities on behalf of each such Fund and with respect to the Global Post-Venture Capital Fund, supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes each Fund with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Global Post-Venture Capital Fund, makes investment decisions for the Fund regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Fund and assists in administrative functions relating to investments in Private Funds.


  For the services provided by Warburg, the Capital Appreciation Fund, Global Post-Venture Capital Fund, Health Sciences Fund and Strategic Value Fund pay Warburg a fee calculated at an annual rate of .70%, 1.25% (out of which Warburg pays Abbott for sub-investment advisory services), 1.00% and 1.00%, respectively, of the Fund's average daily net assets. Warburg and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.


  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, Warburg managed approximately $19.7 billion of assets, including approximately $11.3 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


  Abbott. (Global Post-Venture Capital Fund only) Abbott is an independent specialized investment firm with assets under management of approximately $2.3 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997. Abbott's principal office is located at 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.


  PORTFOLIO MANAGERS. George U. Wyper and Susan L. Black have been Co-Portfolio Managers of the Capital Appreciation Fund since December 1994.

Mr. Wyper is a Managing Director of Warburg, which he joined in August 1994, before which time he was chief investment officer of White River Corporation and president of Hanover Advisors, Inc. Ms. Black is a Managing Director of Warburg and has been with Warburg since 1985.


  The Portfolio Manager of the Global Post-Venture Capital Fund is Elizabeth B. Dater. Ms. Dater is a Managing Director of Warburg and has been a Portfolio Manager of Warburg since 1978. Harold W. Ehrlich, Robert S. Janis and Christopher M. Nawn are Associate Portfolio Managers and Research Analysts for the Fund. Mr. Ehrlich is a Managing Director of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. Janis is a Senior Vice President of Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a Senior Vice President of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.


  Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Global Post-Venture Capital Fund's investments in Private Funds. Mr. Held and Mr. Gray have been associated with Abbott and its predecessor firm since 1986 and 1989, respectively.


  Ms. Black (described above) and Patricia F. Widner are Portfolio Managers of the Health Sciences Fund. Ms. Widner is a Senior Vice President of Warburg and has been with Warburg since 1991.


  Anthony G. Orphanos, a Managing Director of Warburg, is the Portfolio Manager of the Strategic Value Fund. Mr. Orphanos has been with Warburg since 1977.


  CO-ADMINISTRATORS. The Funds employ Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.


  Each Fund employs PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp. ("PFPC"), as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation the Capital Appreciation, Health Sciences and Strategic Value Funds pay PFPC a fee calculated at an annual rate of .10% of the Fund's first $500 million in average daily net assets, .075% of the next $1 billion in assets and .05% of assets exceeding $1.5 billion, in each case exclusive of out-of-pocket expenses. The Global Post-Venture Capital Fund pays PFPC a fee calculated at an annual rate of .12% of the Fund's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets and .05% of the average daily net assets exceeding $750 million, exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


  CUSTODIANS. PNC Bank, National Association ("PNC") and State Street Bank & Trust Company ("State Street") serve as custodian of each Fund's U.S. and non-U.S. assets, respectively. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.


  TRANSFER AGENT. State Street Bank also acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


  DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Capital Appreciation Fund to Counsellors Securities for distribution services. Counsellors Securities receives a fee at an annual rate equal to .25% of the average daily net assets of each of the Global Post-Venture Capital, Health Sciences and Strategic Value Fund's Common Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the "12b-1 Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, (i) the sale of the Common Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, all as set forth in the 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and the payments may exceed distribution expenses actually incurred. The Board of the Small Company Value Fund evaluates the appropriateness of the 12b-1 Plan on a continuing basis and in doing so considers all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plan.


  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.


  DIRECTORS/TRUSTEES AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to its Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors/Trustees and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.


HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
  In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at (800) 927-2874 An investor may also obtain an account application by writing to:
                      Warburg Pincus Funds
                      P.O. Box 9030
                      Boston, Massachusetts 02205-9030
  Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

  RETIREMENT PLANS AND UTMA/UGMA ACCOUNTS. For information (i) about investing in the Funds through a tax-advantaged retirement plan, such as an Individual Retirement Account ("IRA") or (ii) about opening a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account, an investor should telephone Warburg Pincus Funds at (800) 927-2874 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UTMA or UGMA accounts.


  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration, address and/or privileges, an investor should telephone Warburg Pincus Funds at (800) 927-2874. Shareholders are responsible for maintaining current account registrations and addresses with a Fund. No interest will be paid on amounts represented by unsecured distribution or redemption checks.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

  The Health Sciences Fund will cease offering its shares to new investors for a period of at least six months when total assets reach $150 million. This limitation will not apply to existing shareholders of record who will be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions. After the Fund has been closed for six months, the Fund will evaluate whether to re-open the Fund to new investors.


  Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire and automated clearing house transactions ("ACH on Demand"). The minimum initial investment in each Fund is $2,500 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan or by ACH on Demand, as described below. For certain retirement plans (described above) and UTMA/UGMA accounts, the minimum initial investment is $500. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, each Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in minimum investment requirements.

  After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with a Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in a Fund are not normally issued.

  BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to a Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities, at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received at or after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day payment is received. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.

  BY WIRE. Investors may also purchase Common Shares in the Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 927-2874. Federal funds may be wired using the following wire address:


               State Street Bank and Trust Company


               ABA# 0110 000 28


               Attn: Mutual Funds/Custody Department

               [Insert Warburg Pincus Fund name(s) here]
               DDA# 9904-649-2

               F/F/C: [Account; Number and Account Registration]


  If a telephone order is received prior to the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received at or after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.


  AUTOMATIC MONTHLY INVESTMENT PLAN AND ACH ON DEMAND. The Automatic Monthly Investment Plan allows shareholders to authorize a Fund or its agent to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calendar day of each month. Shareholders may also purchase shares by calling (800) 927-2874 on any business day to request direct debit or credit (for redemptions) of their bank account through an ACH on Demand transaction.


  To establish the Automatic Monthly Investment Plan and/or ACH on Demand option, obtain a separate application or complete the relevant section of the account application. Only an account maintained at a financial institution which is an automated clearing house member may be used, and one common name must appear on both the shareholder's Fund registration and bank account registration. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Monthly Investment Plan or ACH on Demand transaction. Please contact Warburg Pincus Funds at (800) 927-2874 for additional information.

Investors should allow a period of up to 30 days in order to implement an Automatic Monthly Investment Plan or ACH on Demand transaction. The failure to provide complete information could result in further delays.


  If an ACH on Demand transaction request is received prior to the close of regular trading on the NYSE, the shares will be priced according to the net asset value of Fund shares on that day and are entitled to dividends and distributions are described above for wire purchases. If a request is received at or after the close of regular trading on the NYSE, the shares will be priced at the relevant Fund's net asset value on the following business day.


  TELEPHONE TRANSACTIONS. Unless otherwise indicated on the account application or if the ACH on Demand option is elected an investor may request transactions by telephone. Investors should realize that in conducting transactions by telephone they may be giving up a measure of security that they may have if they were to conduct these transactions in writing. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.


  PURCHASES THROUGH INTERMEDIARIES. Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSource(TM) Program; Fidelity Brokerage Services, Inc. Funds-Network(TM) Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc. Generally, these programs require customers to pay either no or low transaction fees in connection with purchases, exchanges or redemptions. Each Fund is also available through certain broker-dealers, financial institutions and other industry professionals (including the brokerage firms offering the programs described above, collectively, "Service Organizations"). Certain features of each Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the fund and with clients or customers.


  Service Organizations or, if applicable, their designees may enter confirmed purchase, exchange or redemption orders on behalf of clients and customers, with payment to follow no later than a Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.


  For administration, subaccounting, transfer agency and/or other services, Warburg, Counsellors Securities or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .40% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. A portion of the Service Fee may be borne by the Fund as a transfer agency fee. In addition, a Service Organization or recordkeeper may directly or indirectly pay a portion of its Service Fee to the Fund's custodian or transfer agent for costs related to accounts of its clients or customers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.


  GENERAL. Each Fund reserves the right to reject any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange Shares -- Exchange of Shares" below). Purchase orders may be refused if, in Warburg's opinion, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).

  Common Shares of the Funds may either be redeemed by mail or by telephone. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in connection with account changes. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has ap-plied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 927-2874. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

  After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under "How to Open an Account." Although each Fund will redeem shares purchased by check, through the Automatic Monthly Investment Plan or by ACH on Demand before the funds or check clear, payments of the redemption proceeds will be delayed for up to five days (for funds received through the Automatic Monthly Investment Plan or by ACH on Demand) or up to 10 days (for check purchases) from the date of purchase. Investors should consider purchasing shares using a certified or bank check, money order or federal funds wire if they anticipate an immediate need for redemption proceeds.


  If a redemption order is received by a Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received at or after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

  The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

  If, due to redemptions, the value of an investor's account drops to less than $2,000 ($250 in the case of a retirement plan or UTMA/UGMA account), each Fund reserves the right to redeem the shares in that account at net asset value.

Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.

  AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the "Automatic Withdrawal Plan" section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at (800) 927-2874.

  EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Currently, exchanges may be made among the Funds and with the following other funds:

- WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;
- WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;

- WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND -- an intermediate-term municipal bond fund designed for New York investors seeking income exempt from federal, New York State and New York City income tax;

- WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND -- an intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
- WARBURG PINCUS FIXED INCOME FUND -- a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed-income securities;
- WARBURG PINCUS GLOBAL FIXED INCOME FUND -- a bond fund investing in a portfolio consisting of investment grade fixed-income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars;
- WARBURG PINCUS BALANCED FUND -- a fund seeking maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital through diversified investments in equity and debt securities;

- WARBURG PINCUS GROWTH & INCOME FUND -- an equity fund seeking long-term growth of capital and income and a reasonable current return;


- WARBURG PINCUS SMALL COMPANY GROWTH FUND* -- an equity fund seeking capital growth by investing in equity securities of small-sized domestic companies;

- WARBURG PINCUS POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing principally in equity securities of issuers in their post-venture capital stage of development;

- WARBURG PINCUS MAJOR FOREIGN MARKETS FUND -- an equity fund seeking long-term capital appreciation by investing in equity securities of issuers consisting of companies in major foreign securities markets;

- WARBURG PINCUS INTERNATIONAL EQUITY FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;
- WARBURG PINCUS EMERGING MARKETS FUND -- an equity fund seeking growth of capital by investing primarily in securities of non-United States issuers consisting of companies in emerging securities markets;
- WARBURG PINCUS JAPAN GROWTH FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers; and
- WARBURG PINCUS JAPAN OTC FUND -- an equity fund seeking long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.

  The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.


  The Funds reserve the right to refuse exchange purchases by any person or group if, in Warburg's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund may refuse exchange purchases at


---------------


* Warburg Pincus Small Company Growth Fund is currently closed to certain new investors; the Small Company Growth Fund's prospectus describes the types of investors that may purchase shares.

any time without prior notice. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.



DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. Each Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under "How to Open an Account" or by calling Warburg Pincus Funds at (800) 927-2874.
  A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
  TAXES. Each Fund intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.

  The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, for sales made after May 6, 1997, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for most assets (including long-term capital gains recognized by shareholders on the sale or redemption of Fund shares that were held as capital assets). This 20% rate applies to sales on or after July 29, 1997 only if the asset was held for more than 18 months at the time of disposition. Capital gains on the disposition of assets on or after July 29, 1997 held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A rate of 18% instead of 20% will apply after December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 10% rate for assets held for more than 5 years is reduced to 8%. The Funds will provide information relating to that portion of a "capital gain dividend" that may be treated by investors as eligible for the reduced capital gains rate for capital assets held for more than 18 months.


  Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. A Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. The Funds will designate that portion of each Fund's dividends that will qualify for the federal dividends received deduction for corporations.


  Special Tax Matters Relating to the Global Post-Venture Capital and Strategic Value Funds. Dividends and interest received by a Fund may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If the Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make the election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.


  Special Tax Matters Relating to the Strategic Value Fund. The investments by the Fund in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.


  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.


NET ASSET VALUE
--------------------------------------------------------------------------------

  Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.

  The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Common Shares and then dividing the result by the total number of outstanding Common Shares.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value.

  The Global Post-Venture Capital Fund's investments in Private Funds will be valued initially at cost and, thereafter, in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of investments in Private Funds will not generally be reflected in the Fund's net asset value. However, Warburg will report to the Board of the Fund information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board of the Fund will take these reports into account in valuing Private Funds.


  Securities, options and futures contracts for which market quotations are not readily available and other assets, including with respect to the Global Post-Venture Capital Fund, Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.


PERFORMANCE
--------------------------------------------------------------------------------
  The Funds quote the performance of Common Shares separately from Advisor Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." From time to time, each Fund may advertise the average annual total return of its Common Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).
  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Funds at
(800) 927-2874.

  Each Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Capital Appreciation Fund, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Fund, the S&P Midcap 400 Index and the S&P 500 Index; in the case of the Global Post-Venture Capital Fund, with the Venture Capital 100 Index (compiled by Venture Capital Journal), appropriate indexes prepared by Frank Russell Company relating to securities represented in the Fund, the EAFE Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index, all of which are unmanaged indexes of common stocks; in the case of the Health Sciences Fund, various unmanaged indexes, developed and maintained by S&P, relating to the securities of health sciences companies; and in the case of the Strategic Value Fund, appropriate indexes prepared by Frank Russell Company relating to securities represented in the Fund and the S&P 500 Index; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


  In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. The Global Post-Venture Capital Fund may also discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


GENERAL INFORMATION
--------------------------------------------------------------------------------

  ORGANIZATION. The Capital Appreciation Fund was organized on January 20, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as "Massachusetts business trust." On February 26, 1992, the Fund amended its Agreement and Declaration of Trust to change its name from "Counsellors Capital Appreciation Fund" to "Warburg, Pincus Capital Appreciation Fund." The Global Post-Venture Capital Fund was incorporated on July 16, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Global Post-Venture Capital Fund, Inc." The Health Sciences Fund was incorporated on October 31, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Health Sciences Fund, Inc." The Strategic Value Fund was incorporated on November 12, 1996 under the laws of the State of Maryland. On December 4, 1996, the Fund changed its name from "Warburg, Pincus Special Equity Fund, Inc." to "Warburg, Pincus Strategic Value Fund, Inc."


  The Capital Appreciation Fund's Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number are designated Common Shares and an unlimited number are designated Advisor Shares. The charter of each of the Global Post-Venture Capital Fund, Health Sciences Fund and Strategic Value Fund authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which shares are designated Common Shares or Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.


  MULTI-CLASS STRUCTURE. Each Fund (except the Health Sciences Fund) offers a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Although it does not currently do so, the Health Sciences Fund is authorized to offer Advisor Shares in the future. Individual investors may only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Advisor Shares from their investment professional or by calling Counsellors Securities at (800) 927-2874.

  VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Investors of record of no less than two-thirds of the outstanding shares of the Capital Appreciation Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Any Director of the Global Post-Venture Capital Fund, Health Sciences Fund or Strategic Value Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Lionel I. Pincus may be deemed to be a controlling person of the Capital Appreciation Fund, Global Post-Venture Capital Fund and Strategic Value Fund because he may be deemed to possess or share investment power over shares owned by clients of Warburg.


  SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at (800) 927-2874 or on the Warburg Pincus Funds Web site at www.warburg.com.


  The Common Share prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.


                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT

OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EACH FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


The Funds' Expenses......................................    2
Financial Highlights.....................................    4
Investment Objectives and Policies.......................    6
Portfolio Investments....................................   12
Risk Factors and Special Considerations..................   15
Portfolio Transactions and Turnover Rate.................   18
Certain Investment Strategies............................   18
Investment Guidelines....................................   24
Management of the Funds..................................   25
How to Open an Account...................................   28
How to Purchase Shares...................................   28
How to Redeem and Exchange Shares........................   32
Dividends, Distributions and Taxes.......................   36
Net Asset Value..........................................   38
Performance..............................................   39
General Information......................................   41


                                      LOGO
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                           800-WARBURG (800-927-2874)
                                www.warburg.com


COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPUSL-1-0298

WARBURG PINCUS ADVISOR FUNDS                                  FEBRUARY 27, 1998








                           CAPITAL APPRECIATION FUND







                                     [LOGO]

PROSPECTUS                                                     February 27, 1998



Warburg Pincus Advisor Funds is a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. One Advisor Fund is described in this
Prospectus:



WARBURG PINCUS CAPITAL APPRECIATION FUND seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of domestic companies.


The Fund currently offers two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Fund, as well as Advisor Shares of certain other Warburg Pincus-advised funds, are sold under the name "Warburg Pincus Advisor Funds." Individual investors may purchase Advisor Shares only through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries ("Institutions"). The Advisor Shares impose a 12b-1 fee of .50% per annum, which is the economic equivalent of a sales charge. The Fund's Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.

NO MINIMUM INVESTMENT
--------------------------------------------------------------------------------

There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See "How to Purchase Shares."


This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is also available upon request and without charge by calling the Fund at (800) 369-2728. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
       REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUND'S EXPENSES
--------------------------------------------------------------------------------

  Warburg Pincus Capital Appreciation Fund (the "Fund") currently offers two separate classes of shares: Common Shares and Advisor Shares. See "General Information." Because of the higher fees paid by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.



Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)........................................      0
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees..............................................................   0.70%
  12b-1 Fees...................................................................   0.50%*
  Other Expenses...............................................................   0.28%
                                                                                  ----
  Total Fund Operating Expenses................................................   1.48%
                                                                                  ----
EXAMPLE
  You would pay the following expenses on a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the end of each time period:
   1 year......................................................................    $15
   3 years.....................................................................    $47
   5 years.....................................................................    $81
  10 years.....................................................................   $177


--------------------------------------------------------------------------------

* 12b-1 fees are .50% out of a maximum .75% authorized under the Advisor Shares' Distribution Plan.


                          ---------------------------


  The Expense Table shows the costs and expenses that an investor will bear directly or indirectly as an Advisor Shareholder of the Fund. Institutions also may charge their clients fees in connection with investments in the Advisor Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term holders of Advisor Shares may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


  The information regarding the Fund for the five fiscal years ended October 31, 1997 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 19, 1997 is incorporated by reference in the Fund's Statement of Additional Information. Further information about the performance of the Fund is contained in the annual report, dated October 31, 1997, copies of which may be obtained without charge by calling Warburg Pincus Advisor Funds at (800) 369-2728.



                                                                                       For the Period
                                                                                       April 4, 1991
                                                                                          (Initial
                                        For the Year Ended October 31,                   Issuance)
                          ----------------------------------------------------------      through
                           1997        1996        1995      1994    1993      1992   October 31, 1991
                          -------     -------     -------   ------  -------   ------  ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.... $ 17.73     $ 16.26     $ 14.22   $15.28  $ 13.28   $12.16       $12.04
                            -----       -----       -----    -----    -----    -----        -----
  Income from Investment
    Operations:
  Net Investment Income
    (Loss)...............    0.02        0.02        0.00    (0.08)    0.00    (0.01)        0.05
  Net Gain on Securities
    (both realized and
    unrealized)..........    4.88        3.49        3.02     0.23     2.76     1.20         0.13
                            -----       -----       -----    -----    -----    -----        -----
  Total from Investment
    Operations...........    4.90        3.51        3.02     0.15     2.76     1.19         0.18
                            -----       -----       -----    -----    -----    -----        -----
  Less Distributions:
  Dividends from net
    investment income....   (0.01)       0.00        0.00    (0.02)    0.00    (0.02)       (0.06)
  Distributions from
    realized gains.......   (1.80)      (2.04)      (0.98)   (1.19)   (0.76)   (0.05)        0.00
                            -----       -----       -----    -----    -----    -----        -----
  Total Distributions....   (1.81)      (2.04)      (0.98)   (1.21)   (0.76)   (0.07)       (0.06)
                            -----       -----       -----    -----    -----    -----        -----
NET ASSET VALUE, END OF
  YEAR PERIOD............ $ 20.82     $ 17.73     $ 16.26   $14.22  $ 15.28   $13.28       $12.16
                            =====       =====       =====    =====    =====    =====        =====
Total Return.............   30.37%      24.15%      23.41%    1.23%   21.64%    9.83%        2.66%*
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
    year (000s).......... $34,601     $23,440     $11,594   $8,169  $10,437   $1,655         $443
Ratios to Average Daily
  Net Assets:
  Operating expenses.....    1.48%@      1.54%@      1.62%    1.55%    1.51%    1.56%        1.63%*
  Net investment income
    (loss)...............     .08%        .09%       (.18%)   (.24%)   (.25%)   (.11%)        .25%*
  Decrease reflected in
    above
    operating expense
    ratios due to
    waivers/
    reimbursements.......     .00%        .00%        .00%     .01%     .00%     .01%         .01%*
Portfolio Turnover
  Rate...................  238.11%     170.69%     146.09%   51.87%   48.26%   55.83%       39.50%
Average Commission
  Rate#.................. $0.0595     $0.0595          --       --       --       --           --


--------------------------------------------------------------------------------
* Annualized

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .00% and .01% for the years ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.48% and 1.53% for the years ended October 31, 1997 and 1996, respectively.


# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
  The Fund seeks long-term capital appreciation. This objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Fund. Any investment involves risk and, therefore, there can be no assurance that the Fund will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Fund may make.

  The Fund is a diversified management investment company that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of domestic companies. The Fund will ordinarily invest substantially all of its total assets -- but no less than 80% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks (collectively, "equity securities"). Depositary receipts relating to equity securities will also be considered equity securities for purposes of this investment policy.


  Warburg Pincus Asset Management, Inc., the Fund's investment adviser ("Warburg"), will attempt to identify sectors of the market and companies within market sectors that it believes will outperform the overall market. Warburg also seeks to identify themes or patterns it believes to be associated with high growth potential firms, such as significant fundamental changes (including senior management changes), or generation of a large free cash flow or company share repurchase programs.

  The Fund seeks to invest in companies that Warburg believes can be purchased at a reasonable price for their projected growth, analyzing such factors as growth rate, including revenue, earnings and unit sales; cash flow; return on equity; debt/equity ratio; and owner management. Warburg also seeks to identify growth opportunities and sustainable growth prospects, such as a dynamic of change or the development of proprietary products and services.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

  DEBT SECURITIES. The Fund may invest up to 20% of its total assets in debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, the Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.
  MONEY MARKET OBLIGATIONS. The Fund is authorized to invest, under normal circumstances, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) or medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

  U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.
  WARRANTS. The Fund may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Fund's investments, see "Portfolio Investments" and "Certain Investment Strategies."


  EMERGING GROWTH AND SMALLER COMPANIES; UNSEASONED ISSUERS. Investing in securities of emerging growth, small- and medium-sized companies and may involve greater risks since these securities may have limited marketability and, thus may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of emerging growth companies, small- and medium-size companies or unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may be less liquid than publicly traded securities. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.


PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------

  The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. High portfolio turnover rates (100% or more) may result in dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.

  All orders for transactions in securities or options on behalf of the Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"). The Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

  Although there is no intention of doing so during the coming year, the Fund is authorized to lend portfolio securities, enter into reverse repurchase agreements and dollar rolls and purchase when-issued securities and enter into delayed-delivery transactions. Detailed information concerning the Fund's strategies and related risks is contained below and in the Statement of Additional Information.

  FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company and EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.

  OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, the Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Fund's net asset value and performance. Therefore, an investment in the Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Fund's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.

  Securities Options and Stock Index Options. The Fund may write covered call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The Fund may also utilize up to 2% of its assets to purchase put and call options on stocks and debt securities that are traded on U.S. exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Fund may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. The Fund's transactions in OTC stock index options will be for hedging purposes only. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
  Futures Contracts and Related Options. The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Fund is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Fund will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. The Fund will only engage in currency exchange transactions for hedging purposes.

  Hedging Considerations. The Fund may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.


  Additional Considerations. To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

  Asset Coverage. The Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


INVESTMENT GUIDELINES

--------------------------------------------------------------------------------
  The Fund may invest up to 10% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. The Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that borrowings by the Fund may not exceed 10% of its total assets and may pledge up to 10% of its assets in connection with borrowings. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. The Fund employs Warburg as investment adviser to the Fund. Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and stated investment policies. Warburg makes investment decisions for the Fund and places orders to purchase or sell securities on behalf of the Fund. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment.
  For the services provided by Warburg, the Fund pays Warburg a fee calculated at an annual rate of .70% of the Fund's average daily net assets. Warburg and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.

  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, Warburg managed approximately $19.7 billion of assets, including approximately $11.3 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP & Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP & Co., may be deemed to control both WP & Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


  PORTFOLIO MANAGERS. George U. Wyper and Susan L. Black have been Co-Portfolio Managers of the Fund since December 1994. Mr. Wyper is a Managing Director of Warburg, which he joined in August 1994, before which time he was chief investment officer of White River Corporation and president of Hanover Advisers, Inc. Ms. Black is a Managing Director of Warburg and has been with Warburg since 1985, before which time she was a partner at Century Capital Associates.


  CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Fund. As compensation, the Fund pays Counsellors Service a fee calculated at an annual rate of .10% of its average daily net assets.


  The Fund employs PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp. ("PFPC"), as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund pays to PFPC a fee calculated at an annual rate of .10% of the Fund's first $500 million in average daily net assets, .075% of the next $1 billion in assets and
 .05% of assets exceeding $1.5 billion, exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


  CUSTODIAN. PNC Bank, National Association ("PNC") and State Street Bank & Trust Company ("State Street") serve as custodian of the U.S. and non-U.S. assets of the Fund, respectively. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.


  TRANSFER AGENT. State Street also acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to

Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

  DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Fund. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Fund to Counsellors Securities for distribution services.

  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.

  TRUSTEES AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Trustees and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.


HOW TO OPEN AN ACCOUNT


--------------------------------------------------------------------------------


  In order to invest in the Fund, an account application must first be completed and signed. To obtain an application, telephone the Fund at (800) 369-2728. An application may also be obtained by writing to:


                         Warburg Pincus Advisor Funds


                         P.O. Box 4906


                         Grand Central Station


                         New York, New York 10163


Completed and signed applications should be mailed to the above address. References in this Prospectus to shareholders or investors also include Institutions which may act as record holders of the Advisor Shares.


  UTMA/UGMA ACCOUNTS. For information about opening a Uniform Transfers to Minors Act ("UTMA") account or Uniform Gifts to Minors Act ("UGMA") account, an Institution should telephone the Fund at (800) 369-2728 or write to the Fund at the address set forth above. Individual investors should consult their own tax advisors about the establishment of UTMA or UGMA accounts.


  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration, address and/or privileges, telephone the Fund at (800) 369-2728. Institutions and their customers are responsible for maintaining current account registrations and addresses with the Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
  Individual investors may only purchase Warburg Pincus Advisor Fund shares through Institutions. The Fund reserves the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors are generally to Institutions as the record holders of the Advisor Shares.
  Each Institution separately determines the rules applicable to its customers investing in the Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Fund reserves the right to impose minimums in the future.

  Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.


  Advisor Shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.


  BY MAIL. To purchase Advisor Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Advisor Funds (in U.S. currency) should be sent along with a completed account application to Warburg Pincus Advisor Funds at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Advisor Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received at or after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day payment is received. Checks or money orders in payment for shares of more than one Fund should be made payable to Warburg Pincus Advisor Funds and should be accompanied by a breakdown of amounts to be invested in each Fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.


  BY WIRE. Advisor Shares in the Fund may also be purchased by wired funds from a bank. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Orders should be placed with the Fund prior to wiring funds by telephoning (800) 369-2728. Federal funds may be wired using the following wire address:


                    State Street Bank and Trust Company


                    ABA# 0110 000 28


                    Attn: Mutual Funds/Custody Department


                    Warburg Pincus Capital Appreciation Fund


                    DDA# 9904-649-2


                    F/F/C: [Account Number and Account Registration]


  If a telephone order is received prior to the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received at or after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.


  TELEPHONE TRANSACTIONS. Unless otherwise indicated on the account application, transactions may be conducted by telephone. Institutions should realize that in conducting transactions by telephone they may be giving up a measure of security that they may have if they were to conduct these transactions in writing. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and re-quiring specific personal information prior to acting upon telephone instructions.


  GENERAL. The Fund understands Institutions may impose certain conditions on their clients or customers that invest in the Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers transaction or administrative changes or other direct fees. Certain features of the Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Institutions. Therefore, a client or customer should contact the Institution acting on his behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of Fund shares and should read this Prospectus in light of the terms governing his account with the Institution. Institutions will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers.


  Institutions or, if applicable, their designees may enter confirmed purchase, exchange or redemption orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Institution could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when an Institution, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Institution or its authorized designee.


  The Fund reserves the right to reject any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange
Shares -- Exchange of Shares" below). Purchase orders may be refused if, in Warburg's opinion, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor may redeem (sell) shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of the request to the Fund or its agent.

  Advisor Shares of the Fund may either be redeemed by mail or by telephone. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Advisor Funds at the ad-dress indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in connection with account changes. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 369-2728 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An Institution making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund,
(iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.


  After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out. The Fund currently does not impose a service charge for effecting wire transfers but reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at the address shown above under "How to Open an Account." Although the Fund will redeem shares purchased by check before the funds or check clear, payments of the redemption proceeds will be delayed for up to 10 days from the date of purchase. Investors should consider purchasing shares using a certified or bank check, money order or federal funds wire if they anticipate an immediate need for redemption proceeds.


  If a redemption order is received by the Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received at or after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect the Fund, the Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

  The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

  EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of the Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Advisor Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge.


  The exchange privilege is available to shareholders residing in any state in which Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of the Fund for shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact the Fund at
(800) 369-2728.


  The Fund reserves the right to refuse exchange purchases by any person or group if, in Warburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund may refuse exchange purchases at any time without prior notice. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

  DIVIDENDS AND DISTRIBUTIONS. The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. The Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Advisor Funds at the address set forth under "How to Open an Account" or by calling the Fund at (800) 369-2728.

  The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
  TAXES. The Fund intends to qualify each year as a "regulated investment company" within the meaning of the Code. The Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Advisor Shares or whether received in cash or reinvested in additional Advisor Shares. As a general rule, an investor's gain or loss on a sale or redemption of its Fund shares will be a long-term capital gain or loss if it has held its shares for more than one year and will be a short-term capital gain or loss if it has held its shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.

  The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, for sales made after May 6, 1997, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for most assets (including long-term capital gains recognized by shareholders on the sale or redemption of Fund shares that were held as capital assets). This 20% rate applies to sales on or after July 29, 1997 only if the asset was held for more than 18 months at the time of disposition. Capital gains on the disposition of assets on or after July 29, 1997 held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A rate of 18% instead of 20% will apply after December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 10% rate for assets held for more than 5 years is reduced to 8%. The Fund will provide information relating to that portion of a "capital gain dividend" that may be treated by investors as eligible for the reduced capital gains rate for capital assets held for more than 18 months.

  Investors may be proportionately liable for taxes on income and gains of the Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities will not result in unrelated business taxable income to a tax-exempt investor. The Fund will designate that portion of its dividends that will qualify for the federal dividends received deduction for corporations. The Fund's investments in foreign securities may subject it to certain withholding and other taxes imposed by foreign countries with respect to dividends, interest, capital gains and other income. It is not expected that the payment of such taxes by the Fund will give rise to a direct credit or deduction available to the Fund's shareholders.

  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of the Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities. Individuals investing in the Fund through Institutions should consult those Institutions or their own tax advisers regarding the tax consequences of investing in the Fund.

NET ASSET VALUE
--------------------------------------------------------------------------------

  The Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Fund generally changes each day.

  The net asset value per Advisor Share of the Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Advisor Shares and then dividing the result by the total number of outstanding Advisor Shares.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value.

  Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  The Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading Warburg Pincus Advisor Funds. From time to time, the Fund may advertise average annual total return of Advisor Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as on a year-by-year, quarterly or current year-to-date basis).
  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures of Advisor Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling the Fund at (800) 369-2728.

  The Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) appropriate indexes prepared by Frank Russell Company relating to securities represented in the Fund, the S&P Midcap 400 Index and the S&P 500 Index, each of which is an unmanaged index of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of Advisor Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


  In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, the Fund and its portfolio managers may render updates of Fund activity, which may include a discussion of significant portfolio holdings, analysis of holdings by industry, country, credit quality and other characteristics and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. The Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


GENERAL INFORMATION
--------------------------------------------------------------------------------
  ORGANIZATION. The Fund was organized on January 20, 1987 under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust. On February 26, 1992, the Fund amended the Agreement and Declaration of Trust to change the name of the Fund from "Counsellors Capital Appreciation Fund" to "Warburg, Pincus Capital Appreciation Fund." The Fund's Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are designated Common Shares and an unlimited number are designated Advisor Shares. Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.
  MULTI-CLASS STRUCTURE. The Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, except that Advisor Shares bear fees payable by the Fund to Institutions for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares from their investment professional or by calling Counsellors Securities at (800) 927-2874.
  VOTING RIGHTS. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of the Fund may be removed from office upon the vote of no less than two-thirds of the outstanding shares, through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund. Lionel I. Pincus may be deemed to be a controlling person of the Fund because he may be deemed to possess or share investment power over shares owned by clients of Warburg.

  SHAREHOLDER COMMUNICATIONS Each investor will receive a quarterly statement of its account, as well as a statement of its account after any transaction that affects its share balance or share registration (other than the reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Advisor Funds at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See "Shareholder Servicing."



SHAREHOLDER SERVICING

--------------------------------------------------------------------------------
  The Fund is authorized to offer Advisor Shares exclusively through Institutions whose clients or customers (or participants in the case of retirement plans) ("Customers") are owners of Advisor Shares. Either those Institutions or companies providing certain services to Customers (together, "Service Organizations") will enter into agreements ("Agreements") with the Fund and/or Counsellors Securities pursuant to a Distribution Plan as described below. Such entities may provide certain distribution, shareholder servicing, administrative and/or accounting services for Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting. The Board has approved a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each participating Service Organization will be paid, out of the assets of the Fund (either directly by the Fund or by Counsellors Securities on behalf of the Fund), a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual service fee and a .50% annual distribution and/or administrative services fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The current 12b-1 fee is .50% per annum. The Board evaluates the appropriateness of the Plan on a continuing basis and in doing so considers all relevant factors.


  To offset start-up costs and expenses associated with certain qualified retirement plans making Advisor Shares available to plan participants, Counsellors Securities pays CIGNA Financial Advisors, Inc., a registered broker-dealer which is the broker of record for Connecticut General Life Insurance Company, a one-time fee of .25% of the average aggregate account balances of plan participants during the first year of implementation.

  Warburg, Counsellors Securities, Counsellors Service or any of their affiliates may, from time to time, at their own expense, provide compensation to Service Organizations. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders. In addition Warburg, Counsellors Securities or any of their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to accounts of Customers. A Service Organization may use a portion of the fees paid pursuant to the Plan to compensate the Fund's custodian or transfer agent for costs related to accounts of Customers.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS


The Fund's Expenses......................................    2
Financial Highlights.....................................    3
Investment Objective and Policies........................    4
Portfolio Investments....................................    4
Risk Factors and Special Considerations..................    6
Portfolio Transactions and Turnover Rate.................    8
Certain Investment Strategies............................    8
Investment Guidelines....................................   12
Management of the Fund...................................   12
How to Open an Account...................................   14
How to Purchase Shares...................................   15
How to Redeem and Exchange Shares........................   17
Dividends, Distributions and Taxes.......................   19
Net Asset Value..........................................   21
Performance..............................................   22
General Information......................................   23
Shareholder Servicing....................................   24


                             [WARBURG PINCUS LOGO]


                      P.O. BOX 4906, GRAND CENTRAL STATION


                               NEW YORK, NY 10163


                                  800-369-2728



COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           ADCAP-1-0298

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 27, 1998




                    WARBURG PINCUS CAPITAL APPRECIATION FUND


                 WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND



                       WARBURG PINCUS HEALTH SCIENCES FUND



                       WARBURG PINCUS STRATEGIC VALUE FUND


                 P.O. Box 9030, Boston, Massachusetts 02205-9030
                       For information, call (800) WARBURG



                                           CONTENTS
                                           --------
                                                                           Page
                                                                           ----

Investment Objectives......................................................   2
Investment Policies........................................................   2
Management of the Funds....................................................  33
Additional Purchase and Redemption Information.............................  44
Exchange Privilege.........................................................  45
Additional Information Concerning Taxes....................................  45
Determination of Performance...............................................  48
Independent Accountants and Counsel........................................  51
Miscellaneous..............................................................  51
Financial Statements.......................................................  53
Appendix -- Description of Ratings......................................... A-1


                   This combined Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Capital Appreciation Fund (the "Capital Appreciation Fund"), Warburg Pincus Global Post-Venture Capital Fund (the "Global Post-Venture Capital Fund"), Warburg Pincus Health Sciences Fund (the "Health Sciences Fund") and Warburg Pincus Strategic Value Fund (the "Strategic Value Fund" and collectively, the "Funds"), and with the Prospectus for the Advisor Shares of each Fund, each dated February 27, 1998, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectuses and information regarding the Funds' current performance may be obtained by calling the Funds at (800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling the Funds at the same number or by writing to the Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                              INVESTMENT OBJECTIVES


                  The investment objective of the Capital Appreciation Fund is long-term capital appreciation. The investment objective of the Global Post-Venture Capital Fund is long-term growth of capital. The investment objective of each of the Health Sciences Fund and Strategic Value Fund is capital appreciation.


                               INVESTMENT POLICIES


                  The following policies supplement the descriptions of each Fund's investment objectives and policies in the Prospectuses.


Options, Futures and Currency Exchange Transactions


                  Securities Options. Each Fund may write covered call options, and in the case of the Global Post-Venture Capital, Health Sciences and Strategic Value Funds, covered put options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the counter ("OTC").


                  Each Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.


                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.



                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund may write (i) in-the-money call options when Warburg Pincus Asset Management, Inc., each Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.


                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.


                  Securities Index Options. Each Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on a particular industry or market segment.



                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Index options may be offset by entering into closing transactions as described above for securities options.



                  OTC Options. Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.


                  Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although each Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

                  Futures Activities. Each Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.


                  No Fund will enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. Although the Fund is limited in the amount of assets it may invest in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.



                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed on the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.


                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.


                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. Each Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Fund may purchase currency put options. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.


                  In hedging transactions based on an index, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.


                  Each Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.


                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


Additional Information on Other Investment Practices


                  Foreign Investments. Each Fund may invest in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.


                  Foreign Currency Exchange. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. Each Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Transactions" above.

                  Many of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Each Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, each Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

                  Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, may be higher than those costs incurred by investment companies not investing in foreign securities.


                  Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


                  General. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  U.S. Government Securities. Each Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


                  Securities of Other Investment Companies. Each Fund may invest in securities of other investment companies, and in the case of the Global Post-Venture Capital Fund, partnerships and other investment vehicles deemed to be investment companies, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.



                  Lending Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors/Trustees (the "Board"). These loans, if and when made, may not exceed 20% of a Fund's total assets (33-1/3% of net assets in the case of the Strategic Value Fund) taken at value. No Fund will lend portfolio securities to affiliates of Warburg unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."


                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the primary investment objective of any of the Funds, income received could be used to pay a Fund's expenses and would increase an investor's total return. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.


                  When-Issued Securities and Delayed-Delivery Transactions. When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



                  Depositary Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts, are receipts issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.

                  Warrants. Each Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.


                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.


                  Non-Publicly Traded and Illiquid Securities. No Fund may invest more than 15% of its net assets (10% of total assets in the case of the Capital Appreciation Fund) in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, Private Funds (in the case of the Global Post-Venture Capital Fund and as defined in the Prospectus), certain Rule 144A Securities (as defined below) and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


         Reverse Repurchase Agreements and Dollar Rolls. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

         A Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.


         Borrowing. Each Fund may borrow up to 30% of its total assets (10% of total assets in the case of the Capital Appreciation Fund) for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets (net assets in the case of the Global Post-Venture Capital Fund). Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


Other Investment Policies and Practices


     ALL FUNDS

         Short Sales. In a short sale, the investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

         While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

GLOBAL POST-VENTURE CAPITAL FUND, HEALTH SCIENCES FUND AND STRATEGIC VALUE FUND

                  Emerging Growth and Small Companies; Unseasoned Issuers. Investments in emerging growth and small-sized companies, as well as companies with continuous operations of less than three years ("unseasoned issuers"), involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of emerging growth and small-sized companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

                  Below Investment Grade Securities. The market values of below investment grade securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of investment grade securities, and the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

                  The market for below investment grade securities and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  The Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.


                  The market value of below investment grade securities is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, these securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Adverse publicity regarding below investment grade securities may depress the prices for such securities to some extent.



GLOBAL POST-VENTURE CAPITAL FUND



                  Private Funds. Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of a Fund's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.



                  Interests in the Private Funds in which a Fund may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Fund may invest may pay their investment managers a fee based on the performance of the Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Fund's net asset value calculations. Private Funds in which the Fund invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

HEALTH SCIENCES FUND

                  Securities of Health Sciences Companies. Because the Fund will focus its investments in securities of companies that are principally engaged in the health sciences, the value of its shares will be especially affected by factors relating to the health sciences, resulting in greater volatility in share price than may be the case with funds that invest in a wider range of industries.

                  Health sciences companies are generally subject to greater governmental regulation than other industries at both the state and federal levels. Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. A health sciences company must receive government approval before introducing new drugs and medical devices or procedures. This process may delay the introduction of these products and services to the marketplace, resulting in increased development costs, delayed cost-recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company's revenues and profitability. Expansion of facilities by health care providers is subject to "determinations of need" by the appropriate government authorities. This process not only increases the time and cost involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of health care facilities operators, and negatively affecting the price of their securities.

                  Certain health sciences companies depend on the exclusive rights or patents for the products they develop and distribute. Patents have a limited duration and, upon expiration, other companies may market substantially similar "generic" products which have cost less to develop and may cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer.

         Because the products and services of health sciences companies affect the health and well-being of many individuals, these companies are especially susceptible to product liability lawsuits. The share price of a health sciences company can drop dramatically not only as a reaction to an adverse judicial ruling, but also from the adverse publicity accompanying threatened litigation.

STRATEGIC VALUE FUND

                  Zero Coupon Securities. The Strategic Value Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Other Investment Limitations

                  All Funds. Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitation set forth in No. 2 of the Capital Appreciation Fund and the percentage limitation set forth in No. 1 of each of the Global Post-Venture Capital Fund, Health Sciences Fund and the Strategic Value Fund) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                Capital Appreciation Fund. The investment limitations numbered 1 through 11 are Fundamental Restrictions. Investment limitations 12 through 14 may be changed by a vote of the Board at any time.

                The Capital Appreciation Fund may not:

                1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                2. Borrow money or issue senior securities except that the Fund may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings described in (a) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

                  3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  4. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein,
(b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options.

                  7. Make short sales of securities or maintain a short position.

                  8. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

                  9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

                  10. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

                  11. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  12. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

                  14. Invest in oil, gas or mineral leases.


                  Global Post-Venture Capital Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

                  The Global Post-Venture Capital Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  9. Issue any senior security except as permitted in the Fund's investment limitations.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed
5% of its net assets.

                  Health Sciences Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

                  The Health Sciences Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry except that the Fund will invest at least 25% of its total assets in the health services, pharmaceuticals and medical devices industries; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.



                  4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.


                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.




                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.



                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.



                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.



                  9. Issue any senior security except as permitted in the Fund's investment limitations.



                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.



                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.



                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.



                  Strategic Value Fund. The investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 15 may be changed by a vote of the Board at any time.



                  The Strategic Value Fund may not:



                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar rolls that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.



                  2. Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.



                  3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.



                  4. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.



                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein or (b) issued by companies which invest in real estate or interests therein.



                  7. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in options on currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales or short sales "against the box" in accordance with the Fund's investment objective, policies and limitations.



                  8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.



                  9. Invest in commodities, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, (b) purchase and sell currencies on a forward commitment or delayed-delivery basis and (c) enter into stand-by commitments.



                  10. Pledge, mortgage or hypothecate its assets, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.



                  11. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.



                  12. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its total assets.



                  13. Make investments for the purpose of exercising control or management.



                  14. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  15. Invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.


Portfolio Valuation

                  The Prospectuses discuss the time at which the net asset value of each Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Fund in valuing its assets.


                  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options and futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, each Fund may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of each Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.



                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions


                  Warburg is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. In the case of the Global Post-Venture Capital Fund, Private Funds may be purchased directly from the issuer or may involve a broker or placement agent. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent may also involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.



                  Except for Private Funds managed by Abbott Capital Management, L.L.C., the Global Post-Venture Capital Fund's sub-investment adviser with request to Private Funds ("Abbott"), Warburg will select specific portfolio investments and effect transactions for each Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to a Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. For the fiscal year ended October 31, 1997, $695,822, $2,310, $38,543 and $21,810 of
total brokerage commissions for the Capital Appreciation Fund, Global Post-Venture Capital Fund, Health Sciences Fund and Strategic Value Fund, respectively, was paid to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreement with each Fund are not reduced by reason of its receiving any brokerage and research services.


                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years or period ended October 31.


----------------------------------- -------- ---------------------
                 FUND                 YEAR    COMMISSIONS
----------------------------------- -------- ---------------------
Capital Appreciation Fund             1995    $    750,209
                                      1996    $  1,510,431
                                      1997    $  3,338,918
                                             ---------------------
----------------------------------- -------- ---------------------
Global Post-Venture Capital Fund      1996    $      3,819
                                      1997    $     15,386
-----------------------------------          ---------------------
Health Sciences Fund                  1997    $     66,762
                                             ---------------------
----------------------------------- -------- ---------------------
Strategic Value                       1997    $     79,155
----------------------------------- -------- ---------------------



                  The increase in commission payments by the Capital Appreciation and Global Post-Venture Capital Funds in the 1996 and 1997 fiscal years was attributable to the increased size of each Fund and increased equity investments.

                  The table below shows the amount of outstanding repurchase agreements that each Fund had, as of October 31, 1997, with Goldman, Sachs & Co., one of the regular broker-dealers of each Fund.



--------------------------------------- --------------------------------------

Capital Appreciation Fund                        $   45,761,000
--------------------------------------- --------------------------------------

Global Post-Venture Capital Fund                 $      244,000
--------------------------------------- --------------------------------------

Health Sciences Fund                             $    1,436,000
--------------------------------------- --------------------------------------

Strategic Value Fund                             $      820,000
--------------------------------------- --------------------------------------




                  Investment decisions for each Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg or, in the case of the Global Post-Venture Capital Fund, Abbott. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg or Abbott, as the case may be, believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities to be sold or purchased for a Fund may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.



                  Any portfolio transaction for a Fund may be executed through Counsellors Securities Inc., each Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of each Fund's operations.



                  In no instance will portfolio securities be purchased from or sold to Warburg, Abbott (in the case of the Global Post-Venture Capital Fund) or Counsellors Securities or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom a Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. See the Prospectuses, "Shareholder Servicing."


                  Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Portfolio Turnover

                  Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


                  Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. The Fund's investment in special situation companies could result in high portfolio turnover. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.



                             MANAGEMENT OF THE FUNDS

Officers and Board of Directors/Trustees

                  The names (and ages) of the each Fund's Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard N. Cooper* (63)                         Director/Trustee Professor at
Harvard University                              Harvard University; National
1737 Cambridge Street                           Intelligence Council from June
Cambridge, Massachusetts 02138                  1995 until January 1997;
                                                Director or Trustee of
                                                Circuit City Stores, Inc.(retail
                                                electronics and appliances) and
                                                Phoenix Home Life Mutual
                                                Insurance Company;
                                                Director/Trustee of other
                                                investment companies advised by
                                                Warburg.

Jack W. Fritz (70)                              Director/Trustee Private
2425 North Fish Creek Road                      investor; Consultant and
P.O. Box 483                                    Director of Fritz Broadcasting,
Wilson, Wyoming 83014                           Inc. and Fritz Communications
                                                (developers and operators of
                                                radio stations); Director of
                                                Advo, Inc. (direct mail
                                                advertising); Director/Trustee
                                                of other investment companies
                                                advised by Warburg.

John L. Furth* (67)                             Chairman of the Board Vice
466 Lexington Avenue                            Chairman, Managing Director and
New York, New York 10017-3147                   Director of Warburg; Associated
                                                with Warburg since 1970;
                                                Director of Counsellors
                                                Securities; Chairman of the
                                                Board of other investment
                                                companies advised by Warburg.

Jeffrey E. Garten (51)                          Director/Trustee Dean of Yale
Box 208200                                      School of Management and William
New Haven, Connecticut  06520-8200              S. Beinecke Professor in the
                                                Practice of International Trade
                                                and Finance; Undersecretary of
                                                Commerce for International Trade
                                                from November 1993 to October
                                                1995; Professor at Columbia
                                                University from September 1992
                                                to November 1993;
                                                Director/Trustee of other
                                                investment companies advised by
                                                Warburg.

Thomas A. Melfe (66)                            Director/Trustee Partner in the
30 Rockefeller Plaza                            law firm of Donovan Leisure
New York, New York 10112                        Newton & Irvine; Chairman of the
                                                Board, Municipal Fund for New
                                                York Investors, Inc.;
                                                Director/Trustee of other
                                                investment companies advised by
                                                Warburg.


--------
     * Indicates a Director/Trustee who is an "interested person" of each Fund as defined in the 1940 Act.



Arnold M. Reichman* (49)                        Director/Trustee Managing
466 Lexington Avenue                            Director, Chief Operating
New York, New York 10017-3147                   Officer and Assistant Secretary
                                                of Warburg; Director of The RBB
                                                Fund, Inc.; Associated with
                                                Warburg since 1984; Director,
                                                Secretary and Chief Operating
                                                Officer of Counsellors
                                                Securities; Director/Trustee of
                                                other investment companies
                                                advised by Warburg.



Alexander B. Trowbridge (68)                    Director/Trustee President of
1317 F Street, N.W., 5th Floor                  Trowbridge Partners, Inc.
Washington, DC 20004                            (business consulting) from
                                                January 1990-November 1996;
                                                Director or Trustee of New
                                                England Life Insurance Co., ICOS
                                                Corporation
                                                (biopharmaceuticals), WMX
                                                Technologies Inc. (solid and
                                                hazardous waste collection and
                                                disposal), The Rouse Company
                                                (real estate development),
                                                Harris Corp. (electronics and
                                                communications equipment), The
                                                Gillette Co. (personal care
                                                products) and Sun Company Inc.
                                                (petroleum refining and
                                                marketing); Director/Trustee of
                                                other investment companies
                                                advised by Warburg.


Eugene L. Podsiadlo (41)                        President Managing Director of
466 Lexington Avenue                            Warburg; Associated with Warburg
New York, New York 10017-3147                   since 1991; Officer of
                                                Counsellors Securities and other
                                                investment companies advised by
                                                Warburg.


Stephen Distler (44)                            Vice President Managing Director
466 Lexington Avenue                            of Warburg; Associated with
New York, New York 10017-3147                   Warburg since 1984; Treasurer of
                                                Counsellors Securities; Officer
                                                of other investment companies
                                                advised by Warburg.


Eugene P. Grace (46)                            Vice President and Secretary
466 Lexington Avenue                            Senior Vice President of
New York, New York 10017-3147                   Warburg; Associated with Warburg
                                                since April 1994;
                                                Attorney-at-law from September
                                                1989-April 1994; life insurance
                                                agent, New York Life Insurance
                                                Company from 1993-1994; Officer
                                                of Counsellors Securities and
                                                other investment companies
                                                advised by Warburg.

Howard Conroy, CPA (44)            Vice President and Chief Financial Officer
466 Lexington Avenue               Vice President of Warburg; Associated with
New York, New York 10017-3147      Warburg since 1992; Officer of other
                                   investment companies advised by Warburg.



Daniel S. Madden, CPA (32)         Treasurer and Chief Accounting Officer
466 Lexington Avenue               Vice President of Warburg; Associated with
New York, New York 10017-3147      Warburg since 1995; Associated with BlackRock
                                   Financial Management, Inc. from September
                                   1994 to October 1995; Associated with BEA
                                   Associates from April 1993 to September 1994;
                                   Associated with Ernst & Young LLP from 1990 to 1993; Officer of other investment companies advised by Warburg.




Janna Manes, Esq. (30)             Assistant Secretary
466 Lexington Avenue               Vice President of Warburg; Associated with
New York, New York 10017-3147      Warburg since 1996; Associated with the law
                                   firm of Willkie Farr & Gallagher from
                                   1993-1996; Officer of other investment
                                   companies advised by Warburg.




      No employee of Warburg or PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Funds for acting as an officer or director/trustee of a Fund. Each Director/Trustee who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500 ($1,000 in the case of the Capital Appreciation Fund), and $250 for each meeting of the Board attended by him for his services as Director/Trustee and is reimbursed for expenses incurred in connection with his attendance at Board meetings.



Directors/Trustees' Total Compensation
(for the fiscal year ended October 31, 1997)



                                                      GLOBAL                                            ALL INVESTMENT
                                    CAPITAL        POST-VENTURE                                            COMPANIES
   NAME OF DIRECTOR/TRUSTEE    APPRECIATION FUND   CAPITAL FUND    HEALTH SCIENCES   STRATEGIC VALUE      MANAGED BY
                                                                        FUND               FUND            WARBURG*
 ------------------------------------------------------------------------------------------------------------------------
 John L. Furth**                     None              None             None               None              None
 ------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman**                None              None             None               None              None
 ------------------------------------------------------------------------------------------------------------------------
 Richard N. Cooper                  $2,000            $2,000           $1,500             $1,500            $44,500
 ------------------------------------------------------------------------------------------------------------------------
 Donald J. Donahue***               $2,000            $2,000           $1,500             $1,500            $44,500
 ------------------------------------------------------------------------------------------------------------------------
 Jack W. Fritz                      $2,000            $2,000           $1,500             $1,500            $44,500
 ------------------------------------------------------------------------------------------------------------------------

 Jeffrey E. Garten****                N/A              N/A               N/A               N/A                N/A
 ------------------------------------------------------------------------------------------------------------------------
 Thomas A. Melfe                    $2,000            $2,000           $1,500             $1,500            $44,500
 ------------------------------------------------------------------------------------------------------------------------
 Alexander B. Trowbridge            $2,000            $2,000           $1,500             $1,500            $44,500
 ------------------------------------------------------------------------------------------------------------------------




* Each Director/Trustee serves as a Director or Trustee of 24 investment companies advised by Warburg.



** Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg, and, accordingly, receive no compensation from any Fund or any other investment company advised by Warburg.



*** Mr. Donahue resigned as a Director/Trustee of each Fund effective February 6, 1998.



**** Mr. Garten became a Director/Trustee of each Fund effective February 6, 1998 and, accordingly, received no compensation from the Funds for the fiscal year ended October 31, 1997.



      As of January 30, 1998, the Trustees/Directors and officers of each Fund as a group owned less than 1% of the outstanding shares of each Fund.


      Portfolio Managers


      Capital Appreciation Fund. Mr. George U. Wyper is Co-Portfolio Manager of the Capital Appreciation Fund. From 1987 until 1990 Mr. Wyper was the director of fixed income investments at Fireman's Fund Insurance Company, and from 1990 until 1993 he was chief investment officer of Fund American Enterprises, Inc. Mr. Wyper was chief investment officer of White River Corporation and president of Hanover Advisers, Inc. from 1993 until he joined Warburg in August 1994 as a Managing Director of Warburg. Mr. Wyper earned a B.S. degree in economics from the Wharton School of Business of the University of Pennsylvania and a Masters of Management from Yale University.



      Ms. Susan L. Black, Co-Portfolio Manager of the Capital Appreciation Fund, is also Co-Portfolio Manager of the Health Sciences Fund. Ms. Black is a Managing Director of Warburg as well as the Director of Research and a Senior Portfolio Manager of the Institutional Growth Equity product. From 1961 until 1973, Ms. Black was employed by Argus Research, first as a securities analyst, then as director of research. From 1973 until 1977 and from 1978 until 1979 Ms. Black was a vice president of research at Drexel Burnham Lambert. From 1977 until 1978 Ms. Black was a vice president of research at Donaldson, Lufkin & Jenrette. From 1979 until 1985 Ms. Black was a partner at Century Capital Associates. Ms. Black joined Warburg in 1985. Ms. Black received a B.A. degree from Mount Holyoke College.



      Global Post-Venture Capital Fund. Ms. Elizabeth B. Dater is the Portfolio Manager of the Fund. Ms. Dater also manages an institutional post-venture capital fund and is the former Director of Research for Warburg's investment management activities. Prior to joining Warburg in 1978, she was a vice president of research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

      Mr. Harold W. Ehrlich is an Associate Portfolio Manager and Research Analyst of the Fund. Mr. Robert S. Janis and Christopher M. Nawn are Associate Portfolio Managers and Research Analysts of the Fund and of other Warburg Pincus Funds. Prior to joining Warburg in February 1995, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He earned a B.S.B.A. degree from the University of Florida and earned his Chartered Financial Analyst designation in 1990. Prior to joining Warburg in October 1994, Mr. Janis was a vice president and senior research analyst at U.S. Trust Company of New York. He earned B.A. and M.B.A. degrees from the University of Pennsylvania. Prior to joining Warburg in September 1994, Mr. Nawn was a senior sector analyst and portfolio manager at the Dreyfus Corporation. He earned a B.A. degree from the Colorado College and an M.B.A. degree from the University of Texas.



      Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Fund's investments in Private Funds. Abbott also acts as sub-investment adviser for other Warburg Pincus Funds. Prior to co-founding a predecessor of Abbott in 1986, Mr. Held had been an investment analyst and portfolio manager at Manufacturers Hanover Investment Corporation since 1970, before which time he had been a security analyst with Weis, Voisin, Cannon, Inc., L.M. Rosenthal & Co., Shearson, Hammill & Co. and Standard & Poor's Corporation. Mr. Held earned an M.B.A. from New York University, an M.A. from Columbia University and a B.A. from Queens College.



      Prior to joining a predecessor of Abbott in 1989, Mr. Gray served as an assistant vice president at Commerzbank Capital Markets Corporation and as an associate with Credit Commercial de France in Paris in the Corporate Finance Department. Mr. Gray received his B.A. in History from the University of Pennsylvania and his M.B.A. in Finance from New York University. He is also a Chartered Financial Analyst.



      Health Sciences Fund. Ms. Susan L. Black (described above) is also Co-Portfolio Manager of the Health Sciences Fund.



      Ms. Patricia F. Widner is a Vice President of Research at Warburg, which she joined in 1991 as the healthcare securities analyst for the firm. From 1985 to 1991, she was a vice president and securities analyst, investing in the securities of venture capital and small capitalization healthcare companies, for Citibank Investment Management, which changed its name in 1988 to Chancellor Capital Management. From 1984 to 1985, Ms. Widner served as a marketing director at Whittaker Health Services, a start-up HMO which later was sold to The Travelers Group. In 1984, Ms. Widner was employed by Merrill Lynch as an investment banker specializing in not-for-profit hospitals. Between 1979 and 1982, she was a practicing dietitian and a sales representative for Abbott Laboratories. Ms. Widner received a B.S. from Marymount College, an M.B.A. from The Wharton School, University of Pennsylvania and completed the Registered Dietitian program at Peter Bent Brigham Hospital in Boston, Massachusetts.



      Strategic Value Fund. Mr. Anthony G. Orphanos, Portfolio Manager of the Strategic Value Fund, is also the Portfolio Manager of Warburg's institutional value product. He has 24 years of investment experience. Prior to joining Warburg, Mr. Orphanos was vice president and investment officer of Dreyfus Leverage Fund, Inc. from 1972 to 1977. He received his A.B. degree from Harvard University and his M.B.A. from New York University.



Investment Advisers and Co-Administrators



      Warburg serves as investment adviser to each Fund, Abbott serves as sub-investment adviser to the Global Post-Venture Capital Fund, Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to each Fund pursuant to separate written agreements (the "Advisory Agreement," the "Sub-Advisory Agreement," the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). The services provided by, and the fees payable by a Fund to Warburg under the Advisory Agreement, Abbott under the Sub-Advisory Agreement, Counsellors Service under the Counsellors Service Co-Administration Agreement and PFPC under the PFPC Co-Administration Agreement are described in the Prospectuses. Each class of shares of the Fund bears its proportionate share of fees payable to Warburg, Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets. See the Prospectuses, "Management of the Fund(s)."



      For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997 during which a Fund had investment operations, investment advisory fees earned by Warburg, waivers and net advisory fees for each Fund were as follows:



                                                          GROSS                           NET
                  FUND                      YEAR       ADVISORY FEE     WAIVER        ADVISORY FEE
----------------------------------------------------------------------------------------------------
Capital Appreciation Fund                   1995        $1,367,729             0       $1,367,729
                                           ---------------------------------------------------------
                                            1996        $2,323,788             0       $2,323,788
                                           ---------------------------------------------------------
                                            1997        $3,847,872             0       $3,847,872
                                           ---------------------------------------------------------

----------------------------------------------------------------------------------------------------

Global Post-Venture Capital Fund
(commenced operations on 9/30/96)           1996        $    2,470     $   2,470                0
                                           ---------------------------------------------------------
                                            1997        $   49,452     $  49,452                0
                                           ---------------------------------------------------------

----------------------------------------------------------------------------------------------------
Health Sciences Fund
(commenced operations on 12/31/96)          1997        $  124,333     $ 124,333                0
                                           ---------------------------------------------------------

----------------------------------------------------------------------------------------------------
Strategic Value Fund
(commenced Common and Advisor Share         1997        $   89,566     $  89,566                0
operations on 12/31/96 and 1/9/97,
respectively)
----------------------------------------------------------------------------------------------------



                  During the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997 during which a Fund had investment operations, PFPC and Counsellors Service earned the following amounts in co-administration fees.



                       FUND                         YEAR                  PFPC                  COUNSELLORS SERVICE
   ---------------------------------------------------------------------------------------------------------------------
   Capital Appreciation Fund                        1995                $195,390                     $195,390
                                                 -----------------------------------------------------------------------
                                                    1996                $332,684                     $332,684
                                                 -----------------------------------------------------------------------
                                                    1997                $535,580                     $549,696
   ---------------------------------------------------------------------------------------------------------------------
   Global Post-Venture Capital Fund                 1996                $    237*                    $    198
                                                 -----------------------------------------------------------------------
                                                    1997                $  4,747*                    $  3,956
   ---------------------------------------------------------------------------------------------------------------------
   Health Sciences Fund                             1997                $ 12,433*                    $  2,433

   ---------------------------------------------------------------------------------------------------------------------
   Strategic Value Fund                             1997                $  8,956*                    $  8,956
   (commenced operations on 12/31/96)
   ---------------------------------------------------------------------------------------------------------------------



*Fully Waived


Custodians and Transfer Agent


      PNC Bank, National Association ("PNC") serves as custodian of the U.S. assets of each Fund and State Street Bank & Trust Company ("State Street") serves as custodian of the non-U.S. assets of each Fund pursuant to a custodian agreement (the "State Street Custodian Agreement," and collectively with the PNC Custodian Agreement, the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with a Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.



      State Street serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund,
(ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


Organization of the Fund

      Capital Appreciation Fund. The Fund's Agreement and Declaration of Trust (the "Trust Agreement") authorizes the Board to issue an unlimited number of full and fractional shares of common stock, $.001 par value per share, of which an unlimited number are designated "Common Shares" and an unlimited number are designated "Advisor Shares."

      Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Capital Appreciation Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that Warburg believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


      Global Post-Venture Capital Fund, Health Sciences Fund and Strategic Value Fund. Each Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares" and two billion shares are designated "Advisor Shares" in the case of the Global Post-Venture Capital Fund, one billion shares are designated "Common Shares" and one billion shares are designated "Advisor Shares" in the case of the Health Sciences Fund and two billion shares are designated "Common Shares" and one billion shares are designated "Advisor Shares" in the case of the Strategic Value Fund.

      All Funds. All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing


      Global Post-Venture Capital Fund, Health Sciences Fund and Strategic Value Fund, Common Shares. The Global Post-Venture Capital Fund, Health Sciences Fund and Strategic Value Fund have each entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay Counsellors Securities, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. Services performed by Counsellors Securities include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.



      Pursuant to the 12b-1 Plan, Counsellors Securities provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made. For the period or year ended October 31, 1997, the Global Post-Venture Capital Fund, Health Sciences Fund and Strategic Value Fund Common Shares paid the following amounts pursuant to the 12b-1 Plan, all of which was spent on advertising, marketing communications and public relations.

FUND                                                    YEAR                  PAYMENT
---------------------------------------------------------------------------------------------
Global Post-Venture Capital Fund                        1997                  $ 9,887
---------------------------------------------------------------------------------------------
Health Sciences Fund                                    1997                  $31,083
---------------------------------------------------------------------------------------------
Strategic Value Fund                                    1997                  $22,366
---------------------------------------------------------------------------------------------



      All Funds, Advisor Shares. The Capital Appreciation, Global Post-Venture Capital and Strategic Value Funds have, and the Health Sciences Fund (which currently does not offer Advisor Shares) may, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. See the Advisor Prospectuses, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Funds' Advisor Shares paid Institutions the following fees for the years ending October 31, 1995, October 31, 1996 and October 31, 1997, all of which were paid to Institutions:



FUND                                                    YEAR                  PAYMENT
---------------------------------------------------------------------------------------------
Capital Appreciation Fund                               1997                  $152,051
---------------------------------------------------------------------------------------------
Global Post-Venture Capital Fund                        1997                  $      8
---------------------------------------------------------------------------------------------
Strategic Value Fund                                    1997                  $     51
---------------------------------------------------------------------------------------------


      An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its

Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.


      General. The Distribution Plans and the 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or the 12b-1 Plan, as the case may be ("Independent Directors/Trustees"). Any material amendment of the Distribution Plan or the 12b-1 Plan would require the approval of the Board in the manner described above. The Distribution Plan or the 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the Advisor Shares or the Common Shares, as the case may be. The Distribution Plan or the 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the Advisor Shares or the Common Shares of a Fund, as the case may be.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

      Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

      If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund will comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

      Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the relevant Fund.


                               EXCHANGE PRIVILEGE

      An exchange privilege with certain other funds advised by Warburg is available to investors in each Fund. The funds into which exchanges of Common Shares currently can be made are listed in the Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

      The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.


      Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. The exchange privilege may be modified or terminated at any time upon 30 days' notice to shareholders.



                     ADDITIONAL INFORMATION CONCERNING TAXES


      The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.



      Each of the Funds intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. If a Fund qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things:
(i) derive at least 90% of its gross income from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses.



      As a regulated investment company, each Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Furthermore, each Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.



      Each Fund's short sales against the box, if any, and transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require each Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.


      Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectuses, will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in the Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.



      A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount. Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them.



      Each shareholder will receive an annual statement as to the United States federal income tax status of his dividends, distributions and deemed distributions attributable to undistributed capital gains made by a Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.


      If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and
(ii) the proceeds of any sales or repurchases of shares of a Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

Passive Foreign Investment Companies


      If a Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

      A Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by a Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to a Fund.


      Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in a Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.



      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
       AFFECTING A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO
          CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR
             TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.



                          DETERMINATION OF PERFORMANCE


      From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. With respect to a Funds' Common and Advisor Shares, the Fund's average annual total returns for the period ended October 31, 1997 were as follows

(performance figures calculated without the waiver of fees, if any, are noted in parenthesis):


                                  COMMON SHARES

                                                                                FROM COMMENCEMENT OF
                                                                               OPERATIONS OR TEN YEAR
        FUND                  ONE-YEAR                   FIVE-YEAR               (COMMENCEMENT DATE)
-------------------------------------------------------------------------------------------------------
Capital Appreciation           30.98%                     20.27%                    13.98%
                                                                                   (8/17/87)
-------------------------------------------------------------------------------------------------------
Global Post-Venture        13.08% (3.55%)                   N/A                 10.53%     (0.55%)
    Capital Fund
-------------------------------------------------------------------------------------------------------
Health Sciences                  N/A                        N/A                 22.20%+    (20.70%)+
                                                                                  (12/31/96)
-------------------------------------------------------------------------------------------------------
Strategic Value                  N/A                        N/A                 15.70%+    (13.70%)+
                                                                                  (12/31/96)
-------------------------------------------------------------------------------------------------------



+Non-annualized.


                                 ADVISOR SHARES


                                                                                  FROM COMMENCEMENT OF
                                                                                       OPERATIONS
         FUND                   ONE-YEAR                   FIVE-YEAR               (COMMENCEMENT DATE)
----------------------------------------------------------------------------------------------------------
Capital Appreciation             30.37%                     19.72%                       16.56%
                                                                                        (8/17/87)
----------------------------------------------------------------------------------------------------------
Global Post-Venture          12.79% (-109.85%)                N/A                   10.16%   (-79.33%)
    Capital Fund                                                                        (9/30/96)
----------------------------------------------------------------------------------------------------------
Strategic Value                    N/A                        N/A                   13.23%+  (-875.91%)
                                                                                       (12/31/96)
----------------------------------------------------------------------------------------------------------



 +Non-annualized.



      These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n) = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investors should note that this performance may not be representative of a Fund's total return over longer market cycles.


      A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.


      The Fund may also advertise its yield. Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:




                           YIELD = 2[(a-b + 1)(6) -1]
                                   -----------------
                                          cd



      For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.


      The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.


      The Global Post-Venture Capital Fund intends to diversify its assets among countries, and in doing so, would expect to be able to reduce the risk arising from economic problems affecting a single country. Warburg thus believes that, by spreading risk throughout many diverse markets outside the United States, the Fund may reduce its exposure to country-specific economic problems. Warburg also believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

      Reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.



                       INDEPENDENT ACCOUNTANTS AND COUNSEL


      Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements for the fiscal year ended October 31, 1997 that are incorporated by reference into this Statement of Additional Information have been audited by Coopers & Lybrand, and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.



      Willkie Farr & Gallagher serves as counsel for each Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.



                                  MISCELLANEOUS


      As of January 30, 1998, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:



CAPITAL APPRECIATION FUND                                        Common Shares                 Advisor Shares
Charles Schwab & Co., Inc.*                                          8.84%
Reinvest Account
Attn.: Mutual Funds Dept.
101 Montgomery Street
San Francisco, California  94104-4122


Connecticut General Life Ins. Co.*                                                                 98.22%
On behalf of its separate accounts
55E c/o Melissa Spencer M110
CIGNA Corp. PO Box 2975
Hartford, Connecticut  06104-2975

GLOBAL POST-VENTURE CAPITAL FUND                            Common Shares                    Advisor Shares
Warburg, Pincus Asset Management,  Inc.                          36.71%                          92.73%
Attn.: Stephen Distler
466 Lexington Avenue, 10th Fl
New York, NY  10017-3140

Beth Dater                                                        7.35%
555 Park Avenue, Apt. 9E
New York, NY  10021-8166

Christopher M. Nawn                                               5.92%
44 Haddonfield Road
Short Hills, NJ  07078-3402


HEALTH SCIENCES FUND                                        Common Shares                     Advisor Shares
Charles Schwab & Co., Inc.*                                    21.79%
Reinvest Account
Attn.:  Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.*                             18.04%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908



STRATEGIC VALUE FUND                                        Common Shares                     Advisor Shares
Boston Financial Data Services, Inc.*                                                             32.21%
Corporate Actions Cash
Audit Account. #1 FD51
2 Heritage Drive, 8th Floor
North Quincy, MA  02171-2144

Boston Financial Data Services, Inc.*                                                             33.89%
Corporate Actions Reinvest
Audit Account. #2 FD 51
2 Heritage Drive, 8th Floor
North Quincy, MA  02171-2144

Boston Financial Data Services, Inc.*                                                             33.89%
Corporate Actions Fiduciary
Audit Account. #4 FD 51
2 Heritage Drive, 8th Floor
North Quincy, MA  02171-2144

Charles Schwab & Co. Inc.*                                      7.95%
Reinvest Account
Attn.:  Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122



* The Funds believe these entities are not the beneficial owners of shares held of record by them.



      Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of Warburg, may be deemed to have beneficially owned 42.7%, 42.0%, 11.5% and 54.5% of the outstanding shares of the Capital Appreciation, Global Post-Venture Capital, Health Sciences and Strategic Value Funds, respectively, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                              FINANCIAL STATEMENTS


      Each Fund's audited annual report dated October 31, 1997, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. Each Fund will furnish without charge a copy of its annual report upon request by calling Warburg Pincus Funds at (800) 927-2874.

                                    APPENDIX
                             DESCRIPTION OF RATINGS

      Commercial Paper Ratings


      Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


      The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Corporate Bond Ratings

      The following summarizes the ratings used by S&P for corporate bonds:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


      BB, B and CCC, CC and C - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


      BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.


      B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

      To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


      D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


      The following summarizes the ratings used by Moody's for corporate bonds:

      Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure.

While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

      Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                                OTHER INFORMATION

         Item 24.  Financial Statements and Exhibits

                  (a)       Financial Statements

                        (1)   Financial Statements included in Part A:

                              (a)   Financial Highlights


                        (2)   Audited Financial Statements included in Part B:
                              (incorporated by reference to the Fund's Annual Report dated October 31, 1997):


                              (a)      Report of Coopers & Lybrand L.L.P.,
                                       Independent Auditors

                              (b)      Statement of Net Assets

                              (c)      Statement of Operations

                              (d)      Statement of Changes in Net Assets

                              (e)      Financial Highlights

                              (f)      Notes to Financial Statements

                  (b)       Exhibits:

Exhibit No.                Description of Exhibit

           1(a)   Agreement and Declaration of Trust.(1)


            (b)   Amendments to Declaration of Trust.(2)



            (c)   Amendment to Declaration of Trust.(3)



           2(a)   Second Amended and Restated By-Laws.(1)



            (b)   Amendment to By-Laws.


            3     Not applicable.

            4     Forms of Certificates of Beneficial Interest.(4)
----------

      (1) Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement, dated September 22, 1995.

      (2) Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission On December 24, 1996.

      (3) Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement, dated February 20, 1997.

      (4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in

            5     Form of Investment Advisory Agreement.(1)

            6     Form of Distribution Agreement.(3)

            7     Not applicable.

            8(a)  Form of Custodian Agreement with Provident National Bank.(5)

             (b)  Custodian Agreement with State Street Bank & Trust Company.
                  (6)

            9(a)  Form of Transfer Agency Agreement.(3)

             (b)  Form of Co-Administration Agreement with Counsellors Funds
                  Service, Inc.(4)

             (c)  Form of Co-Administration Agreement with PFPC Inc.(4)

             (d)  Forms of Services Agreements.(3)

           10 Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.

           11(a)  Consent of Coopers & Lybrand L.L.P., Independent Accountants.

           12     Not applicable.

           13     Form of Purchase Agreement.(1)

           14     Retirement Plans.(6)


------------------
            Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

      5 Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc., filed on December 18, 1995 (Securities Act File No. 33-63655).

      6 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-72672).

          15(a)   Shareholder Services Plan. (7)

            (b)   Distribution Plan.(7)

            (c) Form of Distribution Agreement between the Fund and CIGNA Securities Inc.(8)

            (d)   Form of Selected Dealer Agreement between Counsellors
                  Securities Inc. and CIGNA Securities Inc.(8)

          16      Schedule for Computation of Total Return Performance
                  Quotation.

          17(a)   Financial Data Schedule relating to Common Shares.

            (b)   Financial Data Schedule relating to Advisor Shares.

          18      Rule 18f-3 Plan.(3)



         Item 25. Persons Controlled by or Under Common Control with Registrant


                  From time to time, Warburg Pincus Asset Management, Inc. ("Warburg"), Registrant's investment adviser, may be deemed to control Registrant and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. Warburg has five wholly-owned subsidiaries:
Counsellors Securities Inc., a New York corporation; Counsellors Funds Service Inc., a Delaware corporation; Counsellors Agency Inc., a New York corporation; Warburg, Pincus Investments International (Bermuda), Ltd., a Bermuda corporation; and Warburg Pincus Asset Management International, Inc., a Delaware corporation.

----------

           7 Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit to the Registration Statement on Form N-14 of Warburg, Pincus Major Foreign Markets Fund, Inc. (formerly known as Warburg, Pincus Managed EAFE(R) Countries Fund, Inc.) filed on November 5, 1997 (Securities Act File No. 333-39611).

            8 Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 25, 1995 (Securities Act File No. 33-27031).

         Item 26.  Number of Holders of Securities


                   Title of Class, Shares of
                      beneficial interest              Number of Record Holders
                    par value $.001 per share            as of January 30, 1998
                    -------------------------            ----------------------
                    Common Shares                             6,705

                    Advisor Shares                              34



         Item 27.  Indemnification

                  Registrant and officers and directors of Warburg, Counsellors Securities Inc. ("Counsellors Securities") and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on October 30, 1995.


         Item 28.  Business and Other Connections of
                  Investment Adviser


                  Warburg, a wholly owned subsidiary of Warburg, Pincus Asset Management Holdings, Inc. acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).


         Item 29.  Principal Underwriter


                  (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for The RBB Fund, Inc.; Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus Institutional Fund, Inc.; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan OTC Fund; Warburg Pincus Major Foreign Markets Fund, Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg, Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg

Pincus Strategic Value Fund; Warburg Pincus Trust; and Warburg Pincus Trust II.

                  (b) For information relating to each director, officer or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934, as amended.

         Item 30.  Location of Accounts and Records

                  (1)   Warburg, Pincus Capital Appreciation Fund
                        466 Lexington Avenue
                        New York, New York 10017 - 3147
                        (Fund's Agreement and Declaration of Trust, by-laws and minute books)


                  (2)   State Street Bank and Trust Company
                        225 Franklin Street
                        Boston, Massachusetts 02110
                        (records relating to its functions as custodian, transfer agent and dividend disbursing agent)


                  (3)   PFPC Inc.
                        400 Bellevue Parkway
                        Wilmington, Delaware 19809
                        (records relating to its functions as co-administrator)

                  (4)   Counsellors Funds Service, Inc.
                        466 Lexington Avenue
                        New York, New York 10017-3147
                        (records relating to its functions as co-administrator)

                  (5)   PNC Bank, National Association
                        1600 Market Street
                        Philadelphia, Pennsylvania 19103
                        (records relating to
                        its functions as custodian)


                  (6)   Counsellors Securities Inc.
                        466 Lexington Avenue
                        New York, New York 10017-3147
                        (records relating to its
                        functions as distributor)

                  (7)   Warburg Pincus Asset Management, Inc.
                        466 Lexington Avenue
                        New York, New York 10017-3147
                        (records relating to its functions as
                        investment adviser)


                  (8)   Boston Financial Data Services, Inc.
                        2 Heritage Drive
                        North Quincy, Massachusetts 02171
                        (records relating to its functions as transfer agent and dividend disbursing agent)

         Item 31.  Management Services

                   Not applicable.

         Item 32.  Undertakings

                  (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                  (b) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act, relating to communications with the shareholders of certain common-law trusts.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 23rd day of February, 1998.


                                     WARBURG, PINCUS CAPITAL
                                     APPRECIATION FUND


                                     By: /s/ Eugene L. Podsiadlo
                                        -----------------------
                                              Eugene L. Podsiadlo
                                              President



                  Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature                         Title                      Date
---------                         -----                      ----
/s/ John L. Furth                 Chairman of the            February 23, 1998
-----------------                 Board and Trustee
  John L. Furth

/s/ Eugene L. Podsiadlo           President                  February 23, 1998
-----------------------
  Eugene L. Podsiadlo

/s/ Howard Conroy                 Vice President and         February 23, 1998
-----------------                 Chief Financial
  Howard Conroy                   Officer

/s/ Daniel S. Madden              Treasurer and Chief        February 23, 1998
--------------------              Accounting Officer
  Daniel S. Madden

/s/ Richard N. Cooper             Trustee                    February 23, 1998
---------------------
  Richard N. Cooper

/s/ Jack W. Fritz                 Trustee                    February 23, 1998
-----------------
  Jack W. Fritz

/s/ Jeffrey E. Garten             Trustee                    February 23, 1998
---------------------
  Jeffrey E. Garten

/s/ Thomas A. Melfe               Trustee                    February 23, 1998
-------------------
  Thomas A. Melfe

/s/ Arnold M. Reichman            Trustee                    February 23, 1998
----------------------
  Arnold M. Reichman

/s/ Alexander B. Trowbridge       Trustee                    February 23, 1998
---------------------------
  Alexander B. Trowbridge

                                INDEX TO EXHIBITS

            Exhibit No.                Description of Exhibit



                  2(b)  Amendment to By-Laws.



                 10 Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.



                 11     Consent of Coopers & Lybrand L.L.P., Independent
                        Accountants.


                 16 Schedule for Computation of Total Return Performance Quotation.

                 17(a)  Financial Data Schedule relating to Common Shares.


                   (b)  Financial Data Schedule relating to Advisor Shares.